Exhibit 10.155


                                                               EXECUTION VERSION
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                                  TIFFANY & CO.





                 ----------------------------------------------
                    NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

                 ----------------------------------------------

                          Dated as of December 23, 2008





          $100,000,000 Principal Amount of 9.05% Series A Senior Notes
                              Due December 23, 2015

                                Up to $50,000,000
                             Private Shelf Facility

                                  Guarantied by
                               Tiffany and Company
                           Tiffany & Co. International
                            Tiffany & Co. Japan Inc.





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                                TABLE OF CONTENTS
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


1.       AUTHORIZATION OF NOTES..................................................................................1

2.       SALE AND PURCHASE OF NOTES..............................................................................2

3.       CLOSING.................................................................................................5

4.       CONDITIONS TO CLOSING...................................................................................6

         4.1.     Representations and Warranties.................................................................7

         4.2.     Performance; No Default........................................................................7

         4.3.     Compliance Certificates........................................................................7

         4.4.     Opinions of Counsel............................................................................7

         4.5.     Purchase Permitted By Applicable Law, etc......................................................8

         4.6.     Guaranty Agreement.............................................................................8

         4.7.     Payment of Fees................................................................................8

         4.8.     Private Placement Numbers......................................................................8

         4.9.     Changes in Corporate Structure.................................................................8

         4.10.    Proceedings and Documents......................................................................9

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................................9

         5.1.     Organization; Power and Authority..............................................................9

         5.2.     Authorization, etc.............................................................................9

         5.3.     Disclosure.....................................................................................9

         5.4.     Organization and Ownership of Shares of Subsidiaries; Affiliates..............................10

         5.5.     Financial Statements..........................................................................11

         5.6.     Compliance with Laws, Other Instruments, etc..................................................11

         5.7.     Governmental Authorizations, etc..............................................................11

         5.8.     Litigation; Observance of Agreements, Statutes and Orders.....................................11

         5.9.     Taxes.........................................................................................12

         5.10.    Title to Property; Leases.....................................................................12

         5.11.    Licenses, Permits, etc........................................................................12

         5.12.    Compliance with ERISA.........................................................................13

         5.13.    Private Offering by the Company...............................................................14

         5.14.    Use of Proceeds; Margin Regulations...........................................................14

         5.15.    Existing Indebtedness; Future Liens...........................................................14

         5.16.    Foreign Assets Control Regulations, etc.......................................................15

         5.17.    Status under Certain Statutes.................................................................15

         5.18.    Environmental Matters.........................................................................15

6.       REPRESENTATIONS OF THE PURCHASER.......................................................................16

         6.1.     Purchase for Investment.......................................................................16

         6.2.     Source of Funds...............................................................................16

7.       INFORMATION AS TO COMPANY..............................................................................17

         7.1.     Financial and Business Information............................................................17

         7.2.     Officer's Certificate.........................................................................20
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                                TABLE OF CONTENTS
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         7.3.     Inspection....................................................................................21

8.       PAYMENT OF THE NOTES...................................................................................21

         8.1.     Interest Rates................................................................................21

         8.2.     Required Principal Prepayments; Payment at Maturity...........................................21

         8.3.     Optional Prepayments with Make-Whole Amount...................................................22

         8.4.     Allocation of Partial Prepayments.............................................................22

         8.5.     Maturity; Surrender, etc......................................................................22

         8.6.     No Other Optional Prepayments or Purchase of Notes............................................23

         8.7.     Make-Whole Amount.............................................................................23

9.       AFFIRMATIVE COVENANTS..................................................................................24

         9.1.     Compliance with Law...........................................................................24

         9.2.     Insurance.....................................................................................24

         9.3.     Maintenance of Properties.....................................................................25

         9.4.     Payment of Taxes and Claims...................................................................25

         9.5.     Corporate Existence, etc......................................................................25

         9.6.     Subsequent Guarantors.........................................................................25

10.      NEGATIVE COVENANTS.....................................................................................26

         10.1.    Transactions with Affiliates..................................................................26

         10.2.    Line of Business..............................................................................26

         10.3.    Limitation on Debt............................................................................26

         10.4.    Liens.........................................................................................27

         10.5.    Merger, Consolidation, etc....................................................................30

         10.6.    Sale of Assets................................................................................31

         10.7.    Most Favored Lender Status....................................................................34

11.      EVENTS OF DEFAULT......................................................................................35

12.      REMEDIES ON DEFAULT, ETC...............................................................................38

         12.1.    Acceleration..................................................................................38

         12.2.    Other Remedies................................................................................39

         12.3.    Rescission....................................................................................39

         12.4.    No Waivers or Election of Remedies, Expenses, etc.............................................39

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................................40

         13.1.    Registration of Notes.........................................................................40

         13.2.    Transfer and Exchange of Notes................................................................40

         13.3.    Replacement of Notes..........................................................................40

14.      PAYMENTS ON NOTES......................................................................................41

         14.1.    Place of Payment..............................................................................41

         14.2.    Home Office Payment...........................................................................41
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                                TABLE OF CONTENTS
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15.      EXPENSES, ETC..........................................................................................41

         15.1.    Transaction Expenses..........................................................................41

         15.2.    Survival......................................................................................42

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................................42

17.      AMENDMENT AND WAIVER...................................................................................42

         17.1.    Requirements..................................................................................42

         17.2.    Solicitation of Holders of Notes..............................................................43

         17.3.    Binding Effect, etc...........................................................................43

         17.4.    Notes held by Company, etc....................................................................44

18.      NOTICES................................................................................................44

19.      REPRODUCTION OF DOCUMENTS..............................................................................44

20.      CONFIDENTIAL INFORMATION...............................................................................45

21.      SUBSTITUTION OF PURCHASER..............................................................................46

22.      MISCELLANEOUS..........................................................................................46

         22.1.    Successors and Assigns........................................................................46

         22.2.    Payments Due on Non-Business Days.............................................................46

         22.3.    Severability..................................................................................47

         22.4.    Construction..................................................................................47

         22.5.    Counterparts..................................................................................47

         22.6.    Governing Law.................................................................................47
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                             Schedules and Exhibits

Schedule A   --       Information Relating to Purchasers
Schedule B   --       Defined Terms

Schedule 3   --       Payment Instructions
Schedule 4.9 --       Changes in Corporate Structure
Schedule 5.3          Disclosure Materials
Schedule 5.4 --       Subsidiaries of the Company and Ownership of Subsidiary Stock
Schedule 5.5 --       Financial Statements
Schedule 5.12--       Postretirement Benefit Obligations; ERISA Affiliates
Schedule 5.15--       Existing Indebtedness and Liens
Schedule 10.3         Exclusions from Priority Debt

Exhibit 1A   --       Form of 9.05% Series A Senior Note due December 23, 2015
Exhibit 1B   --       Form of Shelf Note

Exhibit B    --       Form of Request for Purchase

Exhibit C    --       Form of Confirmation of Acceptance

Exhibit 4.4(a)-1 --   Form of Opinion of Special Counsel for Company and Guarantors -
                      Series A Notes
Exhibit 4.4(a)-2 --   Form of Opinion of Special Counsel for Company and Guarantors -
                      Shelf Notes

Exhibit 4.4(b)-1 --   Form of Opinion of General Counsel for Company and Guarantors -
                      Series A Notes
Exhibit 4.4(b)-2 --   Form of Opinion of General Counsel for Company and Guarantors -
                      Shelf Notes

Exhibit 4.4(c)-1 --   Form of Opinion of Special Counsel for Purchasers - Series A Notes
Exhibit 4.4(c)-2 --   Form of Opinion of Special Counsel for Purchasers - Shelf Notes

Exhibit 4.6(a) --     Form of Guaranty Agreement
Exhibit 4.6(b) --     Form of Confirmation and Affirmation of Guaranty


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                                  TIFFANY & CO.
                                727 Fifth Avenue
                            New York, New York 10022


         $100,000,000 9.05% Series A Senior Notes due December 23, 2015
                    Up to $50,000,000 Private Shelf Facility

                                                   Dated as of December 23, 2008

Separately addressed to Prudential Investment Management, Inc. and each of the Purchasers listed on the attached Schedule A

Ladies and Gentlemen:

     TIFFANY & CO., a Delaware corporation (together with its successors and assigns, the "Company"), agrees with Prudential and each Purchaser as follows:

1.       AUTHORIZATION OF NOTES.

          (a) Authorization of Issue of Series A Notes. The Company will authorize the issue of its senior promissory notes (the "Series A Notes") in the aggregate principal amount of $100,000,000, to be dated the date of issue thereof, to mature December 23, 2015, to bear interest on the unpaid balance thereof from the date thereof until the principal thereof shall have become due and payable at the rate of 9.05% per annum, and on overdue principal, Make-Whole Amount and interest at the rate specified therein, and to be substantially in the form of Exhibit 1A attached hereto. The terms "Series A Note" and "Series A Notes" as used herein shall include each Series A Note delivered pursuant to any provision of this Agreement and each Series A Note delivered in substitution or exchange for any such Series A Note pursuant to any such provision.

          (b) Authorization of Issue of Shelf Notes. The Company will authorize the issue of its additional senior promissory notes (the "Shelf Notes") in the aggregate principal amount of $50,000,000, to be dated the date of issue thereof, to have a final maturity date, in the case of each Shelf Note so issued, no more than 12 years after the date of original issuance thereof, to have a Weighted Average Life to Maturity, in the case of each Shelf Note so issued, of no more than 10 years after the date of original issuance thereof, to bear interest on the unpaid balance thereof from the date thereof at the applicable rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Shelf Note so issued, in the Confirmation of Acceptance with respect to such Shelf Note delivered pursuant to Section 2(b)(v), and to be substantially in the form of Exhibit 1B attached hereto. The terms "Shelf Note" and "Shelf Notes" as used herein shall include each Shelf Note delivered pursuant to any provision of this Agreement and each Shelf Note delivered in substitution or exchange for any such Shelf Note pursuant to any such provision. The terms "Note" and "Notes" as used herein shall include each Series A Note and each Shelf Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, (v) the same interest payment periods and (vi) the same date of issuance (which, in the case of a Note issued in exchange for another Note, shall be deemed for these purposes the date on which such Note's ultimate predecessor Note was issued), are herein called a "Series" of Notes.

Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement; and references to a "Section" are, unless otherwise specified, references to a Section of this Agreement.

2.       SALE AND PURCHASE OF NOTES.

          (a) Purchase and Sale of Series A Notes. Subject to the terms and conditions of this Agreement, the Company will issue and sell to the Series A Purchasers and the Series A Purchasers will purchase from the Company, at the Series A Closing Day provided for in Section 3(a), Series A Notes in the principal amounts specified below its name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of the Series A Purchasers are several and not joint obligations and no Series A Purchaser shall have any obligation under this Agreement or any liability to any Person for the performance or non-performance by any other Series A Purchaser hereunder.

          (b) Purchase and Sale of Shelf Notes.

          (i) Facility. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential and Prudential Affiliates from time to time, the purchase of Shelf Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Shelf Notes is herein called the "Facility". At any time, the aggregate principal amount of Shelf Notes stated in Section 1(b), minus the aggregate original principal amount of Shelf Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time, is herein called the "Available Facility Amount" at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER PURCHASES OF SHELF NOTES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE SHELF NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF SHELF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

          (ii) Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) the third anniversary of the date of this Agreement (or if such anniversary is not a Business Day, the Business Day next preceding such anniversary), (ii) the thirtieth (30th) day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that Prudential or the Company, as applicable, elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth (30th) day is not a Business Day, the Business Day next preceding such thirtieth (30th) day) and (iii) the date Prudential shall have given to the Company written notice stating that Prudential elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement due to the occurrence of any Event of Default or the acceleration of the maturity of any Note. The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the "Issuance Period".

          (iii) Request for Purchase. The Company may from time to time during the Issuance Period make requests for purchases of Shelf Notes (each such request being herein called a "Request for Purchase"). Each Request for Purchase shall be made to Prudential by telefacsimile or overnight delivery service (in accordance with Section 18), and shall (i) specify the aggregate principal amount of Shelf Notes covered thereby, which shall not be less than $10,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities, principal prepayment dates and amounts and interest payment periods (which must be either quarterly or semi-annually in arrears) of the Shelf Notes covered thereby, (iii) specify the use of proceeds of such Shelf Notes, (iv) specify the proposed day for the closing of the purchase and sale of such Shelf Notes, which shall be a Business Day during the Issuance Period not less than ten (10) days and not more than twenty (20) days after the making of such Request for Purchase,
     (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Shelf Notes are to be transferred on the Closing Day for such purchase and sale, (vi) certify that (A) the representations and warranties contained in Section 5 (assuming Schedules 5.4, 5.13 (Part II) and 5.15 attached to such Request for Purchase are substituted for said Schedules originally attached to this Agreement) are true on and as of the date of such Request for Purchase, (B) the proceeds from the sale of such Shelf Notes will not be used for the purpose of funding a Hostile Tender Offer and (C) there exists on the date of such Request for Purchase no Event of Default or Default, and (vii) be substantially in the form of Exhibit B attached hereto. Each Request for Purchase shall be in writing and shall be deemed made when received by Prudential.

          (iv) Rate Quotes. Not later than five (5) Business Days after the Company shall have given Prudential a Request for Purchase pursuant to
     Section 2(b)(iii), Prudential may, but shall be under no obligation to, provide to the Company by telephone or telefacsimile, in each case between 9:30 a.m. and 1:30 p.m. New York City local time fixed interest rate quotes for the several principal amounts, maturities, principal prepayment schedules, and interest payment periods of Shelf Notes specified in such Request for Purchase (each such interest rate quote provided in response to a Request for Purchase herein called a "Quotation"). Each Quotation shall represent the interest rate per annum payable on the outstanding principal balance of such Shelf Notes at which Prudential or a Prudential Affiliate would be willing to purchase such Shelf Notes at 100% of the principal amount thereof.

          (v) Acceptance. Within the Acceptance Window in respect to any Quotation, an Authorized Officer of the Company may, subject to Section 2(b)(vi), elect to accept on behalf of the Company such Quotation as to the aggregate principal amount of the Shelf Notes specified in the related Request for Purchase (each such Shelf Note being herein called an "Accepted Note" and such acceptance being herein called an "Acceptance"). The day the Company notifies Prudential of its Acceptance with respect to any Accepted Notes is herein called the "Acceptance Day" for such Accepted Notes. Any Quotation as to which Prudential does not receive an Acceptance within the Acceptance Window in respect of such Quotation shall expire, and no purchase or sale of Shelf Notes hereunder shall be made based on any such expired Quotation. Subject to Section 2(b)(vi) and the other terms and conditions hereof, the Company agrees to sell to Prudential or a Prudential Affiliate, and Prudential agrees to purchase, or to cause the purchase by a Prudential Affiliate of, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company, Prudential and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit C attached hereto with respect to such Accepted Notes (herein called a "Confirmation of Acceptance"). If the Company should fail to execute and return to Prudential within three (3) Business Days following receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential may at its election at any time prior to its receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

          (vi) Market Disruption. Notwithstanding the provisions of Section 2(b)(v), any Quotation provided pursuant to Section 2(b)(iv) shall expire if, prior to the time an Acceptance with respect to such Quotation shall have been notified to Prudential in accordance with Section 2(b)(v), the domestic market for U.S. Treasury securities or derivatives shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives. No purchase or sale of Shelf Notes hereunder shall be made based on such expired Quotation. If the Company thereafter notifies Prudential of the Acceptance of any such Quotation, such Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this
     Section 2(b)(vi) are applicable with respect to such Acceptance.

          (c) Fees.

               (i) Structuring Fee. In consideration for the time, effort and expense involved in the preparation, negotiation and execution of this Agreement, at the time of the execution and delivery of this Agreement by the Company and Prudential, the Company will pay to or as directed by Prudential in immediately available funds a fee (herein called the "Structuring Fee") in the amount of $50,000.

               (ii) Rate Lock Delayed Delivery Fee. If the Series A Closing Day is on or after January 12, 2009, the Company will pay to or as directed by Prudential in immediately available funds the Rate Lock Delayed Delivery Fee.

               (iii) Issuance Fee. The Company will pay to each Purchaser in immediately available funds a fee (herein called the "Issuance Fee") on each Closing Day in an amount equal to 0.10% of the aggregate principal amount of Notes sold to such Purchaser on such Closing Day.

          (iv) Delayed Delivery Fee. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note, the Company shall pay the Purchaser which shall have agreed to purchase such Accepted Note, on the Cancellation Date or actual Closing Day of such purchase and sale, an amount (the "Delayed Delivery Fee") equal to the product of (A) the amount determined by Prudential to be the amount by which the bond equivalent yield per annum of such Accepted Note exceeds the investment rate per annum on an alternative investment of the highest quality selected by Prudential and having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day from time to time fixed for the delayed delivery of such Accepted Note,
     (B) the principal amount of such Accepted Note, and (C) a fraction the numerator of which is equal to the number of actual days elapsed from and including the original Closing Day for such Accepted Note to but excluding the date of such payment, and the denominator of which is 360. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with Section 3(b).

          (v) Cancellation Fee. If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the penultimate sentence of Section 3(b) that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted
     Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being herein called the "Cancellation Date"), the Company shall pay the Purchaser which shall have agreed to purchase such Accepted Note in immediately available funds on the Cancellation Date an amount (the "Cancellation Fee") equal to the product of (A) the principal amount of such Accepted Note and (B) the quotient (expressed in decimals) obtained by dividing (I) the excess of the ask price (as determined by Prudential) of the Hedge Treasury Note(s) in respect of such Accepted Note on the Cancellation Date over the bid price (as determined by Prudential) of such Hedge Treasury Note(s) on the (Acceptance Day for such Accepted Note by (II) such bid price, with the foregoing bid and ask prices as reported by TradeWeb LLC (or if such data for any reason ceases to be available through TradeWeb LLC any publicly available source of such market data selected by Prudential) and rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero.

3.   CLOSING.

          (a) Series A Closing Day. The sale and purchase of the Series A Notes to be purchased by the Series A Purchasers shall occur at the offices of Bingham McCutchen LLP, 339 Park Avenue, New York, New York 10022-4689, at 10:00 a.m., local time, at a closing (the "Series A Closing Day") on December 23, 2008. At the Series A Closing Day, the Company will deliver to each Series A Purchaser the Notes to be purchased by such Series A Purchaser in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as such Series A Purchaser may request), dated the date of the Series A Closing Day and registered in the name of such Series A Purchaser (or in the name of its nominee), as indicated in Schedule A, against payment by federal funds wire transfer in immediately available funds of the amount of the purchase price therefor as directed by the Company in Schedule 3. If, at the Series A Closing Day, the Company shall fail to tender such Notes to any Series A Purchaser as provided above in this Section 3(a), or any of the conditions specified in Section 4 shall not have been fulfilled to such Series A Purchaser's satisfaction, such Series A Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights it may have by reason of such failure or such nonfulfillment.

          (b) Facility Closings. Not later than 11:30 a.m. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Bingham McCutchen LLP, 339 Park Avenue, New York, New York 10022-4689, or such other place as Prudential may specify, the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on such Closing Day, dated such Closing Day and registered in such Purchaser's name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account specified in the Request for Purchase of such Notes. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in this
     Section 3(b), or any of the conditions specified in Section 4 shall not have been fulfilled by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 p.m., New York City local time, on such scheduled Closing Day notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (i) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one (1) Business Day and not more than ten (10) Business Days after such scheduled Closing Day (the "Rescheduled Closing Day")) and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in Section 4 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with Section 2(c)(iv) or (ii) such closing is to be canceled. In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 p.m., New York City local time, on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled. Notwithstanding anything to the contrary appearing in this Agreement, the Company may not elect to reschedule a closing with respect to any given Accepted Notes on more than one occasion, unless Prudential shall have otherwise consented thereto in writing.

4.   CONDITIONS TO CLOSING.

     The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser on each Closing Day in respect of the Notes to be acquired by such Purchaser is subject to the fulfillment to its satisfaction, prior to or at such Closing Day, of the following conditions:

     4.1. Representations and Warranties.

          The representations and warranties of the Company in this Agreement shall be correct when made and as of such Closing Day.

     4.2. Performance; No Default.

          The Company and each of the Guarantors shall have performed and complied with all agreements and conditions contained in the Financing Documents required to be performed or complied with by the Company or such Guarantor prior to or on such Closing Day, and, after giving effect to the issue and sale of the applicable Notes (and the application of the proceeds thereof as contemplated by this Agreement in respect of the Series A Notes or as set forth in the Request for Purchase in respect of any other Notes), no Default or Event of Default shall have occurred and be continuing.

          4.3. Compliance Certificates.

          (a) Officer's Certificate. The Company shall have delivered to each Purchaser an Officer's Certificate, dated such Closing Day, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

          (b) Company Secretary's Certificate. The Company shall have delivered to each Purchaser a certificate, signed on its behalf by its Secretary or one of its Assistant Secretaries, dated such Closing Day, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the applicable Notes and this Agreement.

          (c) Guarantor Secretary's Certificates. If such Closing Day is the Series A Closing Day, each of the Guarantors shall have delivered to each Purchaser a certificate, signed on its behalf by its Secretary or one of its Assistant Secretaries, dated the Series A Closing Day, certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Guaranty Agreement.

          4.4. Opinions of Counsel.

          Each Purchaser shall have received opinions in form and substance reasonably satisfactory to such Purchaser, dated the date of such Closing Day, from

          (a) Gibson, Dunn & Crutcher LLP, counsel for the Company and the Guarantors, substantially in the form set out in Exhibit 4.4(a)-1 (in the case of the Series A Closing Day) or Exhibit 4.4(a)-2 (in the case of any Shelf Notes) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to such Purchaser), and

          (b) Karen L. Sharp, Vice President - Legal of the Company and counsel to the Guarantors, substantially in the form set out in Exhibit 4.4(b)-1 (in the case of the Series A Closing Day) or Exhibit 4.4(b)-2 (in the case of any Shelf Notes) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or its counsel may reasonably request (and the Company hereby instructs such counsel to deliver such opinion to such Purchaser), and

          (c) Bingham McCutchen LLP, special counsel to the Purchasers, substantially in the form set out in Exhibit 4.4(c)-1 (in the case of the Series A Closing Day) or Exhibit 4.4(c)-2 (in the case of any Shelf Notes) and covering such other matters incident to the transactions contemplated hereby as such Purchaser may reasonably request.

     4.5. Purchase Permitted By Applicable Law, etc.

          On each Closing Day, each Purchaser's purchase of the Notes on such Closing Day shall (a) be permitted by the laws and regulations of each jurisdiction to which such Purchaser is subject, without recourse to provisions (such as section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject such Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

     4.6. Guaranty Agreement.

          Each  Purchaser  shall have  received a  counterpart  of the  Guaranty
     Agreement, duly executed and delivered by each of the Guarantors, substantially in the form of Exhibit 4.6(a) (as amended or supplemented from time to time, the "Guaranty Agreement"), and the Guaranty Agreement shall be in full force and effect. If such Closing Day is not the Series A Closing Day, each Purchaser and holder of a Note shall have received a Confirmation and Reaffirmation of Guaranty in the form of Exhibit 4.7(b) dated as of such Closing Day.

     4.7. Payment of Fees.

          The Company shall have paid to Prudential and each Purchaser any fees due pursuant to or in connection with this Agreement, including the Structuring Fee due pursuant to Section 2(c)(i), any Rate Lock Delayed
     Delivery Fee due pursuant to Section 2(c)(ii), any Issuance Fee due pursuant to Section 2(c)(iii) and any Delayed Delivery Fee due pursuant to
     Section 2(c)(iv). Without limiting the provisions of Section 15.1, the Company shall also have paid on or before such Closing Day the reasonable fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4(c) to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to such Closing Day.

     4.8. Private Placement Numbers.

          A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes issued on such Closing Day.

     4.9. Changes in Corporate Structure.

          Except as  specified  in Schedule  4.9 or  permitted  pursuant to this
     Agreement, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements either referred to in Schedule 5.5. or delivered to the holders of the Notes pursuant to Section 7.1.

     4.10. Proceedings and Documents.

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser and its special counsel, and each Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or its special counsel may reasonably request.

5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to each Purchaser that:

     5.1. Organization; Power and Authority.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof.

     5.2. Authorization, etc.

          The Financing Documents have been duly authorized by all necessary corporate action on the part of the Company and each of the Guarantors, and this Agreement constitutes, and upon execution and delivery thereof each Note and the Guaranty Agreement will constitute, a legal, valid and binding obligation of each Obligor party thereto, enforceable against each such Obligor in accordance with its terms, except as may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and
     (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3. Disclosure.

          The Company's Annual Report to Stockholders for the Fiscal Year ended January 31, 2008, Annual Report on Form 10-K for the Fiscal Year ended January 31, 2008 and the Company's Proxy Statement dated April 10, 2008 and Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2008, together with any and all other papers specifically delivered by the Company to such Purchaser in anticipation of its purchase of Notes

     (collectively referred to as the "Disclosure Documents"), taken as a whole, fairly describe, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, the Financing Documents, the Disclosure Documents, the documents, certificates or other writings delivered to the Purchasers by or on behalf of the Company in connection with the transactions contemplated by the Financing Documents and the financial statements listed in Schedule 5.5 or delivered to the holders of the Notes pursuant to Section 7.1, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Disclosure Documents or in the financial statements listed in Schedule 5.5 or delivered to the holders of the Notes pursuant to Section 7.1 or as expressly disclosed in Schedule 5.3, since January 31, 2008, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Disclosure Documents delivered to each Purchaser.

     5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists of (i) the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock outstanding owned by the Company and each other Subsidiary and (ii) the Company's Affiliates, other than Subsidiaries.

          (b) All of the outstanding shares of Capital Stock of each Subsidiary shown in Schedule 5.4 as being owned by the Company or its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver the Financing Documents to which it is a party and to perform its obligations thereunder.

          (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than the agreements listed in Schedule
     5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock of such Subsidiary.

     5.5. Financial Statements.

          The Company has delivered to each Purchaser copies of the consolidated financial statements of the Company and its Subsidiaries listed in Schedule
     5.5. All of said consolidated financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

     5.6. Compliance with Laws, Other Instruments, etc.

          The execution, delivery and performance (i) by the Company of this Agreement and the Notes, and (ii) by each of the Guarantors of the Guaranty Agreement, will not

          (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected,

          (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or

          (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

          5.7. Governmental Authorizations, etc.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required to be obtained by the Company or any of the Guarantors in connection with the execution, delivery or performance (a) by the Company of this Agreement or the Notes, or (b) by each of the Guarantors of the Guaranty Agreement.

          5.8. Litigation; Observance of Agreements, Statutes and Orders.

          (a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental
     Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          5.9. Taxes.

          The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. As of the Series A Closing Day, the Federal income tax liabilities of the Company and its Subsidiaries subject to United States income taxes have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended January 31, 2008.

          5.10. Title to Property; Leases.

          The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

          5.11. Licenses, Permits, etc.

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product or practice of the Company or any Subsidiary infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its
     Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

          5.12. Compliance with ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $5,000,000. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

          (c) The Company and the ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) Part I of Schedule 5.12 sets forth the expected postretirement benefit obligations of the Company and its Subsidiaries determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code.

          (e) The execution and delivery of the Financing Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section
     4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section 6.2 as to the Sources used to pay the purchase price of the Notes to be purchased by such Purchaser.

          (f) Part II of Schedule 5.12 sets forth all ERISA Affiliates and all "employee benefit plans" maintained by the Company (or any "affiliate" thereof) or in respect of which the Notes could constitute an "employer security" ("employee benefit plan" has the meaning specified in section 3 of ERISA, "affiliate" has the meaning specified in section 407(d) of ERISA and section V of the Department of Labor Prohibited Transaction Exemption 95-60 (60 FR 35925, July 12, 1995) and "employer security" has the meaning specified in section 407(d) of ERISA).

          (g) All Foreign Pension Plans have been established, operated, administered and maintained in compliance with all laws, regulations and orders applicable thereto except for such failures to comply, in the aggregate for all such failures, that could not reasonably be expected to have a Material Adverse Effect. All premiums, contributions and any other amounts required by applicable Foreign Pension Plan documents or applicable laws have been paid or accrued as required, except for premiums, contributions and amounts that, in the aggregate for all such obligations, could not reasonably be expected to have a Material Adverse Effect.

          5.13. Private Offering by the Company.

          Neither the Company nor anyone acting on its behalf has offered the Notes for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and, in the case of the Series A Notes, not more than 20 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of section 5 of the Securities Act. For purposes of this Section 5.13 only, each reference to the Notes shall be deemed to include a reference to the Guaranty Agreement.

          5.14. Use of Proceeds; Margin Regulations.

          The Company will apply the proceeds of the sale of (a) the Series A Notes to refinance existing indebtedness and for general corporate purposes and (b) the Shelf Notes as set forth in the Request for Purchase of such Shelf Notes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR
     224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

          5.15. Existing Indebtedness; Future Liens.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of the dates specified in such Schedule (and specifying, as to each such Indebtedness, the collateral, if any, securing such Indebtedness), since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
     Section 10.4.

          5.16. Foreign Assets Control Regulations, etc.

          (a) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          (b) Neither the Company nor any of its Subsidiaries has violated the provisions of United States Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (Exec. Order No. 13,224, 66 Fed. Reg. 49,079 (2001)) (the "Anti-Terrorism Order") or the provisions of Public Law 107-56 (USA Patriot Act).

          5.17. Status under Certain Statutes.

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 2005, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

          5.18. Environmental Matters.

          Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing,

          (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

          (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

          (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.   REPRESENTATIONS OF THE PURCHASER.

          Each Purchaser represents as follows:

          6.1. Purchase for Investment.

          Each Purchaser severally represents that it is purchasing the Notes for its own account or for one or more separate accounts maintained by such Purchaser or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's property or their property shall at all times be within such Purchaser's or their control. Such Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

          6.2. Source of Funds.

          Each Purchaser severally represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (a) the Source is an "insurance company general account" as defined in United States Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (60 FR 35925, July 12, 1995) and in respect thereof such Purchaser represents that there is no "employee benefit plan" (as defined in section 3(3) of ERISA and section 4975(e)(1) of the Code, treating as a single plan all plans maintained by the same employer or employee organization or affiliate thereof) with respect to which the amount of the general account reserves and liabilities of all contracts held by or on behalf of such plan exceeds 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the National Association of Insurance Commissioners' Annual Statement filed with such Purchaser's state of domicile; or

          (b) if any Purchaser is an insurance company, the Source does not include assets allocated to any separate account maintained by such Purchaser in which any employee benefit plan (or its related trust) has any interest, other than a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to such plan and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account; or

          (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d) the Source constitutes assets of an "investment fund" (within the meaning of part V of PTE 84-14 (the "QPAM Exemption")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and

               (i) the identity of such QPAM and

               (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

          (e) the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

     As  used  in  this  Section  6.2,  the  terms   "employee   benefit  plan",
     "governmental plan" and "separate account" shall have the respective meanings assigned to such terms in section 3 of ERISA.

7.   INFORMATION AS TO COMPANY.

          7.1. Financial and Business Information.

          The Company shall deliver to each holder of Notes that is an Institutional Investor (and Prudential during the Issuance Period):

          (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i)  a  consolidated   balance  sheet  of  the  Company  and  its
          Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of earnings, stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified on behalf of the Company by a Senior Financial Officer as fairly presenting, in all material respects, the consolidated financial position of the companies being reported on and their consolidated results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that posting on its official website or delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q (including copies of each exhibit filed therewith) prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a) so long as such Report includes each of the financial statements (and the comparative historical figures) referred to above, provided, however, that any such report or document as contemplated by this Section 7.1(a) which has been posted to the Company's official website with general access rights for the public shall be deemed to have been delivered to the holders of Notes as contemplated by this Section 7.1(a) so long as the Company has provided each holder of Notes prior notice, by electronic mail to the electronic address provided by such holder of Notes, of such posting;

               (b) Annual Statements -- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                    (i) a  consolidated  balance  sheet of the  Company  and its
               Subsidiaries, as at the end of such year, and

                    (ii) consolidated statements of earnings, stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

          setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                         (A) an opinion thereon of independent  certified public
                    accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the consolidated financial position of the companies being reported upon and their consolidated results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                         (B) a certificate of such accountants stating that they
                    have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that posting on its official website or delivery within the time period specified above of the Company's Annual Report on Form 10-K (including copies of each exhibit filed therewith) for such fiscal year prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b), so long as such Report includes each of the financial statements (and the comparative historical figures) referred to above, provided, however, that any such report or document as contemplated by this Section 7.1(b) which has been posted to the Company's official website with general access rights for the public shall be deemed to have been delivered to the holders of Notes as contemplated by this Section 7.1(b) so long as the Company has provided each holder of Notes prior notice, by electronic mail to the electronic address provided by such holder of Notes, of such posting;

          (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (i) each financial statement, annual report (including, without limitation, the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act), notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material, provided that posting on its official website of any such report or document shall be deemed to satisfy the requirements of this Section 7.1(c), provided, however, that any such report or document as contemplated by this Section 7.1(c) which has been posted to the Company's official website with general access rights for the public shall be deemed to have been delivered to the holders of Notes as contemplated by this Section 7.1(c) so long as the Company has provided each holder of Notes prior notice, by electronic mail to the electronic address provided by such holder of Notes, of such posting;

          (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the Series A Closing Day; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (g) Requested Information --- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Obligors to perform their obligations under the Financing Documents as from time to time may be reasonably requested by any such holder of Notes, or such information regarding the Company required to satisfy the requirements of 17 C.F.R. S230.144A, as amended from time to time, in connection with any contemplated transfer of the Notes.

          7.2. Officer's Certificate.

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by an Officer's Certificate signed by a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 10.3 through 10.6, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

          (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered  by  the  statements  then  being  furnished  to  the  date  of the certificate and that such review has not disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

          7.3. Inspection.

          The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

          (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

          8. PAYMENT OF THE NOTES.

          8.1. Interest Rates.

          Interest on the Notes shall accrue on the unpaid principal balance of the Notes at the rates and shall be computed on the basis as described in the Notes. Interest shall be due and payable as provided in the Notes.

          8.2. Required Principal Prepayments; Payment at Maturity.

          (a) Series A Notes Prepayments. There are no required prepayments of principal in respect of the Series A Notes. The entire principal amount of the Series A Notes outstanding on December 23, 2015, together with all accrued and unpaid interest thereon, shall be due and payable on such date.

          (b) Shelf Notes Prepayments. Each Series of Shelf Notes shall be subject to the required prepayments, if any, set forth in the Notes of such Series. The entire principal amount of each Series of Shelf Notes shall be due and payable as set forth in the Notes of such Series.

          8.3. Optional Prepayments with Make-Whole Amount.

          The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of each Series (but if in part, in integral multiples of $100,000 and in an amount not less than $1,000,000 or such lesser amount as shall then be outstanding), at 100% of the principal amount so prepaid, together with accrued unpaid interest on such amount, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of a Series to be prepaid written notice of each optional prepayment under this Section 8.3 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such prepayment date (which shall be a Business Day), the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by an Officer's Certificate signed by a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes of a Series to be prepaid an Officer's Certificate signed by a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

          8.4. Allocation of Partial Prepayments.

          In the case of each partial optional prepayment of any Series of Notes, the principal amount of the Notes of such Series to be prepaid shall be applied (a) in the case of the Series A Notes, to the payment due at maturity and (b) in the case of any other Series of Notes, as provided in the Confirmation of Acceptance for such Series of Notes and, if not so provided, the required payments on such Notes in inverse order of maturity. In the case of each partial optional or required prepayment of the Notes of any Series, the principal amount of the Notes of such Series to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

          8.5. Maturity; Surrender, etc.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

          8.6. No Other Optional Prepayments or Purchase of Notes.

          The Company will not, and will not permit any Affiliate to, prepay (whether directly or indirectly by purchase, redemption or other acquisition) any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Section 8. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Section 8 and no Notes may be issued in substitution or exchange for any such Notes.

          8.7. Make-Whole Amount.

          The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "Reinvestment Yield" means, with respect to the Called Principal of any Note, the sum of 0.50% per annum plus the yield to maturity implied by
     (a) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Page "PX1" on the Bloomberg Financial Market Service (or such other display as may replace Page "PX1" on the Bloomberg Financial Market Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by
     (i) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (ii) interpolating linearly between (A) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (B) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

          "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (i) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of such Note, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.3 or 12.1.

          "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.3 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

          9. AFFIRMATIVE COVENANTS.

          The Company covenants that during the Issuance Period and so long as any of the Notes are outstanding:

          9.1. Compliance with Law.

          The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, the Anti-Terrorism Order and Public Law 107-56 (USA Patriot Act), and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.2. Insurance.

          The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

          9.3. Maintenance of Properties.


          The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if the Company has concluded that such discontinuance is desirable in the conduct of its business and that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          9.4. Payment of Taxes and Claims.

          The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes, assessments, charges or levies have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (b) the nonpayment of all such taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          9.5. Corporate Existence, etc.

          Subject to Section 10.5(c), the Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections
     10.5 and 10.6, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

          9.6. Subsequent Guarantors.

          The Company covenants that if at any time after the date of this Agreement any Subsidiary which is not already a Guarantor at such time, shall be or become a party to a Guaranty (whether as a borrower or an obligor) of all or any part of the Indebtedness of the Company or its Subsidiaries under, or in respect of, the Credit Agreement, the Company will cause each such Subsidiary, contemporaneously with entering into any such Guaranty (and in any event no later than 30 days thereafter), to execute and deliver to the holders of the Notes (a) a Guaranty of the Company's obligations under the Notes and this Agreement, in substantially the form of the Guaranty Agreement attached as Exhibit 4.7 to this Agreement to the extent permitted under local law, and (b) to the extent an opinion of counsel is delivered with respect to such Guaranty of such Indebtedness under, or in respect of, the Credit Agreement, an opinion of counsel for such Subsidiary with respect to such Guaranty in substantially the form of the opinion of counsel so delivered under, or in respect of, the Credit Agreement.

          10. NEGATIVE COVENANTS.

          The Company covenants that during the Issuance Period and so long as any of the Notes are outstanding:

          10.1. Transactions with Affiliates.

          The Company will not, and will not permit any Subsidiary to, enter into directly or indirectly any transaction or group of related transactions (including, without limitation, the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

          10.2. Line of Business.

          The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement as described in the then most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, except for vertical, horizontal or geographical expansion of any such business so engaged in, whether under the Tiffany & Co. name or any other name. Any such expansion may include, but shall not be limited to, additional manufacturing of jewelry products, trading in and processing of diamonds and the acquisition/operation of additional retail operations under other tradenames.

          10.3. Limitation on Debt.

          (a) Incurrence of Debt. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

               (i) no Default or Event of Default would exist,

               (ii) Consolidated Total Debt would not exceed 60% of Consolidated Total Capitalization, and

               (iii) the Fixed Charge Coverage Ratio in respect of such Debt at such time would be greater than or equal to 2.0 to 1.0.

          (b) Incurrence of Priority Debt. The Company will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Priority Debt, unless on the date the Company or such Subsidiary becomes liable with respect to any such Priority Debt and immediately after giving effect thereto and the concurrent retirement of any other Priority Debt,

               (i) no Default or Event of Default would exist; and

               (ii)  Priority  Debt  would not exceed  20% of  Consolidated  Net
          Worth.

          (c) Deemed Incurrence. For the purposes of this Section 10.3, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Debt, and any Person extending, renewing or refunding any Debt shall be deemed to have incurred such Debt at the time of such extension, renewal or refunding.

          10.4. Liens.

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly create, assume, incur or suffer to be created, assumed or incurred or to exist, any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits (unless it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, pursuant to an agreement or agreements reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, of an equitable Lien on such property), except:

          (a) Taxes, etc. -- Liens for taxes, assessments or other governmental charges that are not yet due and payable or the payment of which is not at the time required by Section 9.4;

          (b) Legal Proceedings -- Liens

               (i) arising from judicial attachments and judgments,

               (ii) securing appeal bonds, supersedeas bonds, and

               (iii) arising in connection with court proceedings (including, without limitation, surety bonds and letters of credit or any other instrument serving a similar purpose), provided that the execution or other enforcement of such Liens is effectively stayed and the claims secured thereby are being actively contested in good faith and by appropriate proceedings, and in respect of which adequate reserves shall have been established on the books of the Company and its Subsidiaries in accordance with GAAP;

          (c) Ordinary Course Liens -- Liens incidental to the normal conduct of the business of the Company or any Subsidiary or the ownership of their properties or assets which are not incurred in connection with the incurrence of Debt and which do not in the aggregate materially impair the use of such properties in the operation of the business of the Company and its Subsidiaries taken as a whole or materially impair the value of such properties for the purpose of such business, including, without limitation, Liens

               (i)  in  connection  with  workers'  compensation,   unemployment
          insurance, social security and other like laws,

               (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety and performance bonds (of a type other than set forth in Section 10.4(b)), bids, leases (other than Capital Leases), purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property,

               (iii) to secure the claims or demands of materialmen, mechanics, carriers, warehousemen, vendors, repairmen, landlords, lessors and other like Persons, arising in the ordinary course of business, and

               (iv) in the nature of reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided that any amounts secured by such Liens are not overdue;

          (d) (i) Existing Liens -- Liens in existence as of the Series A Closing Day securing Debt and listed in Schedule 5.15, and

               (ii) Renewals -- Liens securing renewals, extensions (as to time) and refinancings of Debt secured by the Liens listed in Schedule 5.15, provided that (A) the amount of Debt secured by each such Lien is not increased in excess of the amount of Debt outstanding on the date of such renewal, extension or refinancing, (B) none of such Liens is extended to include any additional property of the Company or any Subsidiary, and (C) immediately after giving effect thereto, no Default or Event of Default would exist;

          (e) Intra-Group Liens -- Liens on property of the Company or any of its Subsidiaries securing Debt owing to the Company or to any of its Subsidiaries; provided that any such Lien does not materially and adversely affect the interests of the holders of the Notes under the Financing Documents;

          (f) Purchase Money Liens -- Liens on fixed assets (or any improvement thereon) or in rights relating thereto, in each case, acquired or constructed by the Company or any Subsidiary after the Series A Closing Day to secure Debt of the Company or such Subsidiary incurred in connection with such acquisition or construction, provided that

               (i) no such Lien shall extend to or cover any property other than the property (or improvement thereon) being acquired or constructed,

               (ii) the amount of Debt secured by any such Lien shall not exceed an amount equal to the lesser of (A) the cost to the Company or such Subsidiary of the property (or improvement thereon) being acquired or constructed or (B) the Fair Market Value (as determined in good faith by the Company) of such property, determined at the time of such acquisition or at the time of substantial completion of such construction, and

               (iii) such Lien shall be created concurrently with or within 120 days after such acquisition or the substantial completion of such construction;

          (g) Acquisition Liens -- Liens existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary, or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that

               (i)  no  such  Lien  shall  have  been   created  or  assumed  in
          contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property,

               (ii) each such Lien shall extend solely to the item or items of property so acquired and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired property, and

               (iii) the principal amount of the Debt secured by any such Lien shall at no time exceed an amount equal to the Fair Market Value (as determined in good faith by the board of directors of the Company or such Subsidiary) of such property (or improvement thereon) at the time of such transaction;

          (h) Consignment Liens -- Liens incurred in the ordinary course of business not securing Debt in favor of Persons supplying the Company or any Subsidiary with precious metals, precious gems or jewelry on a consignment basis, provided that such Liens cover only the following property of the Company or such Subsidiary which shall have been supplied by such Persons:

               (i) gold and silver bullion, gold and silver granule and other gold, silver, platinum or precious metals and precious gems or jewelry in whatever form including all substitutions, replacements and products in which any gold, silver, platinum or precious metals and precious gems or jewelry are incorporated or into which gold, silver, platinum or precious metals and precious gems or jewelry are processed or converted, whether now or hereafter owned or acquired by the Company or such Subsidiary or in which the Company or such Subsidiary now or hereafter acquires an interest, and all proceeds and products of and accessions to the foregoing, and

               (ii) all inventory now or hereafter owned by the Company or such Subsidiary or in which the Company or such Subsidiary now or hereafter acquires an interest, including all merchandise, returned and repossessed goods, raw materials, goods in process, finished goods and proceeds therefor, and all accounts of the Company or such Subsidiary including all accounts receivable, notes, drafts, acceptances and other forms of obligations and receivables now owned or hereafter arising from such inventory sold or otherwise disposed of by the Company or such Subsidiary and proceeds thereof and all contract rights and proceeds of the foregoing; and

          (i)  Other  Liens  --  Liens  securing  Debt  of  the  Company  or any
     Subsidiary and not otherwise permitted by clauses (a) through (h) inclusive, of this Section 10.4 (other than Liens securing Debt under the Credit Agreement), but only to the extent that the Debt secured by such Lien is, at the time of the incurrence of such Debt, permitted to be incurred under Section 10.3(b).

          10.5. Merger, Consolidation, etc.

          The Company will not, and will not permit any Subsidiary to, directly or indirectly, consolidate with, or merge into, any other Person or permit any other Person to consolidate with, or merge into, it, or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, except that

          (a) any Subsidiary (other than a Guarantor) may consolidate with, or merge into, the Company or another Subsidiary if, immediately after, and after giving effect to, such transaction, no Default or Event of Default shall exist;

          (b) any Subsidiary (other than a Guarantor) may consolidate with, or merge into, any other Person, or allow any other Person to consolidate with, or merge into, it, if

               (i) in the case of any consolidation or merger in which the successor or surviving corporation is a Subsidiary, immediately after, and after giving effect to, such transaction,

                    (A) no Default or Event of Default would exist, and

                    (B)  the  successor  or  surviving   corporation   would  be
               permitted to incur at least $1.00 of additional Debt by the provisions of Section 10.3(a) and at least $1.00 of additional Priority Debt by the provisions of Section 10.3(b) (in each case, other than Debt owing to the Company or a Subsidiary), and

               (ii) in the case of any consolidation or merger in which the successor or surviving corporation is not a Subsidiary, such transaction would be permitted under the provisions of Section 10.6(a)(iii) (deeming such consolidation or merger to be a Transfer of all of the assets and liabilities of such Subsidiary) and immediately after, and after giving effect to, such transaction, no Default or Event of Default would exist; and

          (c) the Company or any Guarantor may consolidate with, or merge into, any other Person, or permit any other Person to consolidate with, or merge into, it, if

               (i) the successor or surviving corporation (the "Successor Corporation") shall be a solvent corporation organized under the laws of any state of the United States of America,

               (ii) the Successor Corporation, if not the Company or such Guarantor, shall have executed and delivered to each holder of any
          Notes its assumption of the due and punctual performance and observance of the obligations of the Company under this Agreement and the Notes, or of such Guarantor under the Guaranty Agreement, as the case may be, including, without limitation, all covenants herein and therein contained, and the Company shall cause to be delivered to each holder of a Note an opinion of outside counsel (such counsel to be reasonably satisfactory to the Required Holders) confirming the enforceability of such assumption, and

               (iii) immediately after, and after giving effect to, such transaction,

                         (A) no Default or Event of Default would exist, and

                         (B) the  Successor  Corporation  would be  permitted to
                    incur at least $1.00 of additional Debt by the provisions of
                    Section 10.3(a) and at least $1.00 of additional Priority Debt by the provisions of Section 10.3(b) (in each case, other than Debt owing to the Company or a Subsidiary).

     10.6. Sale of Assets.

          (a) Sale of Assets. The Company will not, and will not permit any of its Subsidiaries to, make any Transfer, provided that the foregoing restriction does not apply to a Transfer if:

               (i) the property that is the subject of such Transfer constitutes either (A) inventory held for sale, or (B) equipment, fixtures, supplies or materials no longer required, in the opinion of the Company or such Subsidiary, in the operation of the business of the Company or such Subsidiary or that is obsolete, and, in the case of any Transfer described in clause (A) or clause (B), such Transfer is in the ordinary course of business (an "Ordinary Course Transfer"); or

               (ii) either

                         (A) such  Transfer is from a Subsidiary  to the Company
                    or a Wholly-Owned Subsidiary;

                         (B) such Transfer is from the Company to a Wholly-Owned
                    Subsidiary; or

                         (C) such Transfer is from a Wholly-Owned  Subsidiary to
                    the Company or any other Wholly-Owned Subsidiary;

          so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto,

                         (I) no  Default  or Event of  Default  exists  or would
                    exist, and

                         (II) the Company  would be  permitted to incur at least
                    $1.00 of additional Debt by the provisions of Section 10.3(a) and at least $1.00 of additional Priority Debt by the provisions of Section 10.3(b) (in each case other than Debt owing to the Company or a Subsidiary)

          (each such Transfer, collectively with any Ordinary Course Transfers, "Excluded Transfers"); or

          (iii) such Transfer is not an Excluded Transfer and does not involve a Substantial Portion of the property of the Company and its Subsidiaries, so long as immediately before and immediately after the consummation of such transaction, and after giving effect thereto, no Default or Event of Default exists or would exist.

          (b) Debt Prepayment Applications and Reinvested Transfers.

               (i) Notwithstanding the provisions of Section 10.6(a), the determination of whether a Transfer involves a Substantial Portion of the property of the Company and its Subsidiaries, as provided in
          Section 10.6(a)(iii) and Section 10.6(c)(iii), shall be made without taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion (the "Designated Portion") of the Net Asset Sale Proceeds Amount with respect to such Transfer to be applied to either a Debt Prepayment Application with respect to such Transfer or the acquisition of assets of at least equivalent value that are similar to the assets which were the subject of such Transfer (a "Reinvested Transfer") within 365 days of the consummation of such Transfer, as specified in an Officer's Certificate delivered to each holder of Notes prior to, or contemporaneously with, the consummation of such Transfer.

               (ii) If, notwithstanding the certificate referred to in the foregoing clause (i), the Company shall fail to apply the entire amount of the Designated Portion as specified in such certificate within the period stated in Section 10.6(b)(i), the computation of whether such Transfer involved a Substantial Portion of the property of the Company and its Subsidiaries shall be recomputed, as of the date of such Transfer, by taking into account the same proportion of the book value attributable to the property subject to such Transfer as shall be equal to the proportion of the Net Asset Sale Proceeds Amount actually applied to either a Debt Prepayment Application or a Reinvested Transfer within such period. If, upon the recomputation provided for in the preceding sentence, such Transfer involved a Substantial Portion of the property of the Company and the Restricted Subsidiaries, an Event of Default shall be deemed to have existed as of the expiration of such period.

          (c) Certain Definitions. The following terms have the following meanings:

               (i) "Debt Prepayment Application" means, with respect to any Transfer of property by the Company or any Subsidiary, the application by the Company or such Subsidiary of cash in an amount equal to the Net Asset Sale Proceeds Amount with respect to such Transfer to pay Senior Debt of the Company or such Subsidiary (other than Senior Debt owing to any of the Subsidiaries or any Affiliate and Senior Debt in respect of any revolving credit or similar facility providing the Company or such Subsidiary with the right to obtain loans or other extensions of credit from time to time, except to the extent that in connection with such payment of Senior Debt the availability of credit under such credit facility is permanently reduced by an amount not less than the amount of such proceeds applied to the payment of such Senior Debt), provided that in the course of making such application the Company shall offer to prepay each outstanding Note in accordance with Section 8.3 in a principal amount that equals the Ratable Portion for such Note. A holder of Notes may accept or reject such offer to prepay by causing a notice of such acceptance or rejection to be delivered to the Company at least two Business Days prior to the prepayment date specified by the Company in such offer. If a holder of Notes has not responded to such offer by a date which is at least two Business Days prior to such specified prepayment date, such holder shall be deemed to have accepted such offer of prepayment. If any holder of a Note rejects such offer of prepayment, then, for purposes of the preceding sentence only, the Company nevertheless will be deemed to have paid Senior Debt in an amount equal to the Ratable Portion for such Note.

     As   used in this definition,

     "Ratable Portion" means, for any Note, an amount equal to the product of

                         (A) the Net Asset Sale Proceeds Amount being so offered
                    to be applied to the payment of Senior Debt, multiplied by

                         (B)  a  fraction   the   numerator   of  which  is  the
                    outstanding principal amount of such Note and the denominator of which is the aggregate outstanding principal amount of Senior Debt of the Company and its Subsidiaries, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

               (ii) "Disposition Value" means, at any time, with respect to any Transfer of property,

                         (A) in the case of  property  that does not  constitute
                    Capital Stock of a Subsidiary, the book value thereof, valued at the amount taken into account (or which would be taken into account) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, and

                         (B) in the case of property  that  constitutes  Capital
                    Stock of a Subsidiary, an amount equal to that percentage of the book value of the assets of the Subsidiary that issued such Capital Stock as is equal to the percentage that the book value of such Capital Stock represents of the book value of all of the outstanding Capital Stock of such Subsidiary (assuming, in making such calculations, that all securities convertible into such Capital Stock are so converted and giving full effect to all transactions that would occur or be required in connection with such conversion), determined as of the date of the balance sheet referred to in the foregoing clause (A).

               (iii) "Substantial Portion" means, at any time, any property subject to a Transfer if

                         (A) the Disposition Value of such property,  when added
                    to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the then current fiscal year of the Company, exceeds an amount equal to 15% of Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1, or

                         (B) the Disposition Value of such property,  when added
                    to the Disposition Value of all other property of the Company and its Subsidiaries that shall have been the subject of a Transfer (other than an Excluded Transfer and subject, with respect to both such property and all such other property, to the provisions of Section 10.6(b)) during the period beginning on the date of the Series A Closing Day and ending on and including the date of the consummation of such Transfer, exceeds an amount equal to 30% of
                    Consolidated Total Assets as reflected (or as would be reflected) in the consolidated balance sheet of the Company then most recently required to have been delivered to the holders pursuant to Section 7.1.

               (iv) "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, transfers or leases (as lessor) any of its property, including, without limitation, Capital Stock of any other Person, but does not include any such transaction subject to the provisions of Section 10.5 (other than Section 10.5(b)(ii)).

     10.7. Most Favored Lender Status.

          (a) If the Company agrees to any addition, amendment, waiver, deletion, termination or other modification of any affirmative or negative covenant, default, event of default or comparable provision (however named or designated) set forth in the Credit Agreement (a "Credit Agreement Modification") which is more or less restrictive on the Company or any Subsidiary than the provisions contained in this Agreement, then the Company shall, within five (5) Business Days, provide a notice to the holders of the Notes in respect of each such Credit Agreement Modification. Immediately upon the effectiveness of a Credit Agreement Modification, the terms of such Credit Agreement Modification shall be automatically incorporated by reference into this Agreement (such Credit Agreement Modification as so incorporated is herein referred to as an "Incorporated Provision")), mutatis mutandis, as if set forth fully herein; provided, that at any time as a Default or Event of Default has occurred and is continuing, no Credit Agreement Modification which is less restrictive on the Company or any Subsidiary will be deemed incorporated into this Agreement without the prior written consent of the Required Holders, which written consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, in no event shall an Incorporated Provision amend or modify any provision otherwise set forth herein to make such provision less restrictive as to the Company or any Subsidiary than the corresponding provision set forth in the 2002 Note Agreement, as in effect on the Series A Closing Day.

          (b) Except as contemplated by Section 10.7(a), no Incorporated Provision shall be modified unless such Incorporated Provision is amended or waived in accordance with the provisions of Section 17 and then only to the extent of such amendment or waiver.

          (c) In connection with any Credit Agreement Modification, the Company and the Required Holders agree within 30 days of the written request of either the Company or the Required Holders, to enter into a formal amendment to this Agreement, in form and substance satisfactory to the Required Holders, acting reasonably, to document the applicable amendments to this Agreement arising from any such Credit Agreement Modification. If any fee, supplemental or additional interest or other consideration is given to any lender under a Credit Agreement Modification as consideration for or as an inducement to enter into any Credit Agreement Modification, the equivalent of such fee, supplemental or additional interest or other consideration shall be paid to the holders of the Notes with respect to such Credit Agreement Modification that is incorporated into this Agreement at the same time as such fee, supplemental or additional interest or other consideration is paid to such lender. For the avoidance of doubt, the amount of any payment (whether as fee or interest) to any holder of Notes then being made shall be deemed equivalent to any similar payment under the Credit Agreement if such payment to such holder of Notes represents the same percentage of the then outstanding principal amount of such Notes as the percentage of all then outstanding Debt under the Credit Agreement represented by the aggregate amount of such similar payments under the Credit Agreement.

          11. EVENTS OF DEFAULT.

          An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in any of Sections 10.3 through Section 10.6, inclusive, any Incorporated Provision that amends, or is otherwise of the type set forth in such Sections 10.3 through 10.6 or is a negative covenant or Section 7.1(d); or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of
     Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or any Guarantor or by any officer of the Company or any Guarantor in this Agreement or the Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness (other than Indebtedness under this Agreement and the Notes) beyond any period of grace provided with respect thereto, that individually or together with such other Indebtedness as to which any such default exists has an aggregate outstanding principal amount of at least $20,000,000, or

               (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness (other than Indebtedness under this Agreement and the Notes), that individually or together with such other Indebtedness as to which any such default exists has an aggregate outstanding principal amount of at least $25,000,000, or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or

               (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $20,000,000, or (y) one or more Persons have the right to require the Company or any Subsidiary so to purchase or repay such Indebtedness; or

               (g) the Company or any Guarantor (i) is generally not paying,  or admits in writing its  inability to pay, its debts as they become due,
          (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property,
          (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

               (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any Guarantor, a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any Guarantor or with respect to any substantial part of the property of the Company or any Guarantor, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any Guarantor, or any such petition shall be filed against the Company or any Guarantor and such petition shall not be dismissed within 60 days; or

               (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 (excluding any judgment or judgments to the extent the Company or any applicable Subsidiary is fully insured and with respect to which the insurer has assumed responsibility in writing) are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 45 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 45 days after the expiration of such stay; or

               (j) (i) the Guaranty Agreement shall cease to be in full force and effect or shall be declared by a court or governmental authority of competent jurisdiction to be void, voidable or unenforceable against any Guarantor, or

                    (ii)  the  validity  or   enforceability   of  the  Guaranty
               Agreement against any Guarantor shall be contested by such Guarantor or the Company, or

                    (iii) any  Guarantor  or the  Company  shall  deny that such
               Guarantor has any further liability or obligation under the Guaranty Agreement; or

               (k) if any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code,

                    (i) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings,

                    (ii) the aggregate "amount of unfunded benefit  liabilities"
               (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $25,000,000,

                    (iii) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans,

                    (iv) the Company or any ERISA  Affiliate  withdraws from any
               Multiemployer Plan, or

                    (v) the Company or any Subsidiary  establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder;

          and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

          As used in Section 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in section 3 of ERISA.

     12. REMEDIES ON DEFAULT, ETC.

     12.1. Acceleration.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or paragraph (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause
     (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes of any Series at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes of such Series then outstanding to be immediately due and payable.

          (c) If any  Event of  Default  described  in  paragraph  (a) or (b) of
     Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

     12.2. Other Remedies.

     If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained in any Financing Document, or for an injunction against a violation of any of the terms thereof, or in aid of the exercise of any power granted thereby or by law or otherwise.

     12.3. Rescission.

     At any time after any Notes of a Series have been declared due and payable pursuant to clause (b) or clause (c) of Section 12.1, the holders of not less than 66-2/3% in principal amount of the Notes of such Series then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on such Notes, all principal of and Make-Whole Amount, if any, due and payable on such Notes other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of such Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been' waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to such Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

     12.4. No Waivers or Election of Remedies, Expenses, etc.

     No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by any Financing Document upon any holder of any Note shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

     13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

     13.1. Registration of Notes.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company and each Purchaser acknowledge and agree that the Notes are not "negotiable instruments" within the meaning of S3-104 of the Uniform Commercial Code as adopted in the State of New York. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

          13.2. Transfer and Exchange of Notes.

          Upon surrender of any Note of any Series at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes of the same Series (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit lA or Exhibit 1B, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
     Section 6.2.

          13.3. Replacement of Notes.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note of any Series (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original purchaser or a Qualified Institutional Buyer, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

     the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of such Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.  PAYMENTS ON NOTES.

          14.1. Place of Payment.

          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

          14.2. Home Office Payment.

          So long as any Purchaser or its nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by (i) the method and at the address specified for such purpose below such Purchaser"s name in Schedule A (in the case of any Series A Note) or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of any Shelf Notes) or (ii) such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon payment or prepayment in full of any Note, such Purchaser shall promptly surrender such Note for cancellation to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or its nominee, such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Qualified Institutional Buyer or Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

15.  EXPENSES, ETC.

          15.1. Transaction Expenses.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of one special counsel for all Purchasers and holders of Notes and, if reasonably required, one local counsel in each jurisdiction where such counsel is so required) incurred by each Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of the Financing Documents (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under the Financing Documents or in responding to any subpoena or other legal process or informal investigative demand issued in connection with the Financing Documents, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated by the Financing Documents. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser).

          15.2. Survival.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of any Financing Document, and the termination of any Financing Document.

16.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained in any Financing Document shall survive the execution and delivery of this Agreement and the Notes and the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of any Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument or writing delivered by or on behalf of the Company pursuant to any Financing Document shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, the Financing Documents embody the entire agreement and understanding between each Purchaser and the Obligors and supersede all prior agreements and understandings relating to the subject matter hereof.

17.  AMENDMENT AND WAIVER.

          17.1. Requirements.

          This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of any of Sections l, 2, 3, 4, 5, 6 and 21, or any defined term (as it is used therein), will be effective as to a Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 14.2, 17 and 20.

          17.2. Solicitation of Holders of Notes.

               (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

               (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

               (c) Consent in Contemplation of Transfer. Any consent made pursuant to this Section 17 by a holder of Notes that has transferred or has agreed to transfer its Notes to the Company, any Subsidiary or any Affiliate of the Company and has provided or has agreed to provide such written consent as a condition to such transfer shall be void and of no force or effect except solely as to such holder, and any amendments effected or waivers granted or to be effected or granted that would not have been or would not be so effected or granted but for such consent (and the consents of all other holders of Notes that were acquired under the same or similar conditions) shall be void and of no force or effect except solely as to such holder.

     17.3. Binding Effect, etc.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

     17.4. Notes held by Company, etc.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under any of the Financing Documents, or have directed the taking of any action provided in any of the Financing Documents to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

     18. NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service
     (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

               (i) if to a Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A (in the case of the Series A Purchasers) or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of any Shelf Notes), or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,

               (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

               (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, telecopier: (212) 230-5336, or at such other address as the Company shall have specified to the holder of each Note in writing, with a copy to the Company's general counsel at the address provided pursuant to this subsection (iii).

     Notices under this Section 18 will be deemed given only when actually received.

     19. REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by any Purchaser at the applicable Closing Day (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

     20. CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that

          (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure,

          (b) subsequently becomes publicly known through no act or omission by such Purchaser or any person acting on such Purchaser's behalf,

          (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary, or

          (d) constitutes financial statements delivered to such Purchaser under
     Section 7.1 that are otherwise publicly available.

     Such Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to:

               (ii) its directors, officers, trustees, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by its Notes),

               (iii) its financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20,

               (iv) any other holder of any Note,

               (v) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
          Section 20),

               (vi) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20),

               (vii)  any   federal  or  state   regulatory   authority   having
          jurisdiction over such Purchaser,

               (viii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio or

               (ix) any other Person to which such delivery or disclosure may be necessary or appropriate

                    (A) to effect  compliance with any law, rule,  regulation or order applicable to such Purchaser,

                    (B) in response to any subpoena or other legal process,

                    (C)  in  connection   with  any  litigation  to  which  such
               Purchaser is a party, or

                    (D) if an Event of Default has occurred  and is  continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under the Financing Documents.

          Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this
          Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this
          Section 20.

     21. SUBSTITUTION OF PURCHASER.

          Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6.

     22. MISCELLANEOUS

     22.1. Successors and Assigns.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

     22.2. Payments Due on Non-Business Days.

          Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date (including, without limitation, the final maturity date of the Notes) other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day, except in the case of a payment on the final maturity date which shall include such additional days in such computation but shall not include the date on which such payment is received.

     22.3. Severability.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

     22.4. Construction.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

     22.5. Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     22.6. Governing Law.


          THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.




   [Remainder of page intentionally left blank. Next page is signature page.]

                                                 Very truly yours,


                                                 TIFFANY & CO.


                                                 By ___________________________
                                                 Name:
                                                 Title:


The foregoing is hereby agreed to
as of the date thereof:


PRUDENTIAL INVESTMENT MANAGEMENT, INC.


By  ___________________________
Name:
Title:


THE PRUDENTIAL INSURANCE COMPANY
    OF AMERICA



By:  ___________________________________
         Vice President


FORETHOUGHT LIFE INSURANCE COMPANY

By:      Prudential Private Placement Investors,
         L.P. (as Investment Advisor)

By:      Prudential Private Placement Investors, Inc.
         (as its General Partner)

         By:  ______________________________
                  Vice President

                                   SCHEDULE B

                                  DEFINED TERMS
                                  -------------


     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "2002 Note Agreement" means that certain Note Purchase Agreement dated as of July 18, 2002, by and among Tiffany & Co., a Delaware corporation, and the purchasers that are parties thereto, as amended, restated or otherwise modified from time to time.

     "Acceptance" is defined in Section 2(b)(v).

     "Acceptance Day" is defined in Section 2(b)(v).

     "Accepted Note" is defined in Section 2(b)(v).

     "Acceptance Window" means, with respect to any Quotation, the two minute period (or such other time period designated by Prudential during which the Company and Prudential shall be in live communication) immediately following the delivery of such Quotation.

     "Affiliate" means at any time, and with respect to any Person,

          (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person; or

          (b) (i) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary, or (ii) any Person of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests.

As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "Agreement, this" is defined in Section 17.3.

     "Anti-Terrorism Order" is defined in Section 5.16(b).

     "Available Facility Amount" shall have the meaning specified in Section 2(b)(i).

     "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

     "Cancellation Date" is defined in Section 2(c)(v).


     "Cancellation Fee" is defined in Section 2(c)(v).

                                   Schedule B
                                     Page 1

     "Capital Lease" means a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "Capital Stock" means any class of capital stock, share capital or similar equity interest of a Person.

     "Closing Day" means, with respect to the Series A Notes, the Series A Closing Day and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Confirmation of Acceptance with respect to such Accepted Note, provided that (i) if the Company and the Purchaser which is obligated to purchase such Accepted Note agree on an earlier Business Day for such closing, the "Closing Day" for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to
Section 3(b), the Closing Day for such Accepted Note, for all purposes of this Agreement except references to "original Closing Day" in Section 2(c)(iv), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "Company" is defined in the introductory sentence of this Agreement.

     "Confidential Information" is defined in Section 20.

     "Confirmation of Acceptance" is defined in Section 2(b)(v).

     "Consolidated" means the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

     "Consolidated Net Worth" means, at any time,

          (a) the sum, without duplication, of (i) the par value (or value stated on the books of the corporation) of the Capital Stock (but excluding treasury stock and Capital Stock subscribed and unissued, and any Preferred Stock that is mandatorily redeemable on or prior to the latest final maturity of any Series of Notes) of the Company and its Subsidiaries, plus
     (ii) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries, in each case as such amounts (excluding the effect of all foreign currency translation adjustments) would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, minus

          (b) to the extent included in clause (a), all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

                                   Schedule B

     "Consolidated Total Assets" means, at any time, the total assets of the Company and its Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Subsidiaries.

     "Consolidated Total Capitalization" means, at any time, the sum of (a) Consolidated Total Debt at such time plus (b) Consolidated Net Worth at such time.

     "Consolidated Total Debt" means, as of any date of determination, the total of all Debt of the Company and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with GAAP.

     "Credit Agreement" means that certain Credit Agreement, dated as of July 20, 2005, by and among the Company, certain Subsidiaries of the Company, the banks that are parties thereto, and The Bank of New York, as administrative agent, as amended or renewed from time to time, and each successor loan or credit agreement constituting the Company's primary bank credit facility, with the same or different group of lenders and agents, in each case as may be amended from time to time.

     "Debt" means, with respect to any Person, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

          (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Without limitation of the foregoing, Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person or its property remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Debt Prepayment Application" is defined in Section 10.6(c)(i).


                                   Schedule B

     "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "Default Rate" means that rate of interest that is the greater of (i) 2.0% per annum above the rate of interest stated in clause (a) of the first paragraph of the relevant Series of Notes or (ii) 2.0% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank (or its successor) at its headquarters as its "base" or "prime" rate.

     "Delayed Delivery Fee" is defined in Section 2(c)(iv).

     "Designated Portion" is defined in Section 10.6(b)(i).

     "Disclosure Documents" are defined in Section 5.3.

     "Disposition Value" is defined in Section 10.6(c)(ii).

     "EBIT" means, for any period, the net income of the Company and its Subsidiaries on a Consolidated basis for such period plus each of the following with respect to the Company and its Subsidiaries on a Consolidated basis to the extent utilized in determining such net income: (a) Interest Expense and (b) provision for taxes.

     "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "Event of Default" is defined in Section 11.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Excluded Transfer" is defined in Section 10.6(a)(ii).

     "Facility" is defined in Section 2(b)(i).

     "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell, respectively).


                                   Schedule B

     "Financing Documents" means, collectively, this Agreement, the Notes and the Guaranty Agreement.

     "Fixed Charge Coverage Ratio" means, at any time in respect to any Debt with respect to which the Company or any Subsidiary is becoming liable, the ratio of (a) (i) EBIT in respect of the period comprised of the four consecutive fiscal quarters ended immediately prior to such time in respect of which financial statements have been delivered pursuant to Sections 7.1(a) or 7.1(b) plus (ii) Rent Expense for such period to (b) (i) Rent Expense for such period plus (ii) Interest Expense for such period (assuming that the entire principal amount of such Debt was incurred on the first day of such period and remained outstanding at all times during such period and such Debt accrued interest at the rate as would have been accrued on such Debt during such period).

     "Foreign Pension Plan" means any plan, fund or other similar program

          (a) established or maintained outside of the United States of America by any one or more of the Company or any of its Subsidiaries primarily for the benefit of the employees (substantially all of whom are aliens not residing in the United States of America) of the Company or its
     Subsidiaries which plan, fund or other similar program provides for retirement income for such employees or results in a deferral of income for such employees in contemplation of retirement, and

          (b) not otherwise subject to ERISA.

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "Governmental Authority" means

          (a) the government of

               (i) the United States of America or any state or other political subdivision thereof, or

               (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or that asserts jurisdiction over any properties of the Company or any Subsidiary, or

          (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "Guarantors" means each of Tiffany and Company, a New York corporation, Tiffany & Co. International, a Delaware corporation, Tiffany & Co. Japan Inc., a Delaware corporation, and each other Subsidiary of the Company which delivers a Guaranty or joinder agreement to the Guaranty Agreement pursuant to Section 9.6 hereof, together with the respective successors and assigns of each of the foregoing entities, and "Guarantor" means any one of such Persons.

                                   Schedule B
                                     Page 5

     "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including, without limitation, obligations incurred through an agreement, contingent or otherwise, by such Person:

          (a) to purchase such indebtedness or obligation or any property constituting security therefor;

          (b) to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

          (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

          (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "Guaranty Agreement" is defined in Section 4.6.

     "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "Hedge  Treasury  Note(s) " means,  with respect to any Accepted  Note, the
United  States   Treasury  Note  or  Notes  whose  duration  (as  determined  by
Prudential) most closely matches the duration of such Accepted Note.

     "holder"  means,  with  respect to any Note,  the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "Hostile Tender Offer" means, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

                                   Schedule B
                                     Page 6

     "Incorporated Provision" is defined in Section 10.7(a).

     "Indebtedness" means, with respect to any Person, without duplication,

          (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

          (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

          (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

          (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

          (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money);

          (f) Swaps of such Person; and

          (g) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (f) hereof.

Without limitation of the foregoing, Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through
(g) to the extent such Person or its property remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "Institutional Investor" means (a) any original purchaser of a Note, (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

                                   Schedule B

     "Interest Expense" means, for any period, the interest expense of the Company and its Subsidiaries on a Consolidated basis in respect of such period.

     "Issuance Fee" is defined in Section 2(c)(iii).

     "Issuance Period" is defined in Section 2(b)(ii).

     "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "Make-Whole Amount" is defined in Section 8.7.

     "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Obligors to perform their obligations under the Financing Documents, or (c) the validity or enforceability of any of the Financing Documents.

     "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "Net Asset Sale Proceeds Amount" means, with respect to any Transfer of any property by any Person, an amount equal to the difference of

          (a) the aggregate amount of the consideration (valued at the Fair Market Value of such consideration at the time of the consummation of such Transfer) received by such Person in respect of such Transfer, minus

          (b) all ordinary and reasonable out-of-pocket costs and expenses actually incurred by such Person in connection with such Transfer.

     "Notes" is defined in Section 1.

     "Obligors" means the Company and each Guarantor, and "Obligor" means any one of such Persons.

     "Officer's Certificate" means a certificate of the Company executed on its behalf by a Senior Financial Officer or any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "On-Going Business" means a distinct operating business, whether operated as a division of a larger business operation or operated independently, which, regardless of the form of legal entity, owns and operates the assets and has the liabilities of such business.

                                   Schedule B
                                     Page 8

     "Ordinary Course Transfer" is defined in Section 10.6(a)(i).

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "Preferred Stock" means any class of Capital Stock of a Person that is preferred over any other class of Capital Stock of such Person as to the payment of dividends or other equity distributions or the payment of any amount upon liquidation or dissolution of such Person.

     "Priority Debt" means, at any time, without duplication, the sum of

          (a) all then outstanding Debt of the Company or any Guarantor secured by any Lien on any property of the Company or any Subsidiary, other than any such Debt secured by Liens permitted by any one or more of clauses (a) through (f), inclusive, of Section 10.4, plus

          (b) all then outstanding Debt of Subsidiaries (other than Debt of any Guarantor);

provided that Priority Debt shall not include (x) demand Debt of any Subsidiary owing solely to the Company or another Subsidiary, (y) Debt of any Subsidiary under any Guaranty by a Subsidiary which is a party to the Guaranty Agreement of the Debt of the Company or any other Subsidiary or (z) Debt of any Subsidiary under any of the agreements listed in Schedule 10.3.

     "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "Prudential" means Prudential Investment Management, Inc.

     "Prudential Affiliate" means (i) any corporation or other entity controlling, controlled by, or under common control with, Prudential and (ii) any managed account or investment fund which is managed by Prudential or a Prudential Affiliate described in clause (i) of this definition. For purposes of this definition the terms "control", "controlling" and "controlled" shall mean the ownership, directly or through subsidiaries, of a majority of a corporation's or other Person's Voting Stock or equivalent voting securities or interests.

     "PTE" is defined in Section 6.2(a).

                                   Schedule B
                                     Page 9

     "Purchasers" means the Series A Purchasers and, with respect to any Accepted Notes, the Prudential Affiliate(s) which are purchasing such Accepted Notes.

     "QPAM Exemption" is defined in Section 6.2(d).

     "Qualified Institutional Buyer" means any Person who is a "qualified institutional buyer" within the meaning of such term as set forth in Rule 144A(a)(1) under the Securities Act.

     "Quotation" is defined in Section 2(b)(iv).

     "Rate Lock Delayed Delivery Fee" shall have the meaning and shall be calculated as set forth in the commitment letter of Prudential to the Company dated November 17, 2008.

     "Reinvested Transfer" is defined in Section 10.6(b)(i).

     "Rent Expense" means, for any period, the rent expense of the Company and its Subsidiaries under all operating leases on a Consolidated basis in respect of such period.

     "Request for Purchase" is defined in Section 2(b)(iii).

     "Required Holders" means, at any time, the holder or holders of at least 66-2/3% in principal amount of the Notes or of a Series of Notes, as the context may require, at the time outstanding (exclusive of Notes then owned by the Company, any Subsidiary or any of their respective Affiliates).

     "Rescheduled Closing Day" is defined in Section 3(b).

     "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Senior Debt" means the Notes and any Debt of the Company or its Subsidiaries that by its terms is not in any manner subordinated in right of payment to any other unsecured Debt of the Company or any Subsidiary.

     "Senior Financial Officer" means the chief financial officer, principal accounting officer or treasurer of the Company.

     "Series" is defined in Section 1(b).

     "Series A Closing Day" is defined in Section 3(a).

     "Series A Notes" is defined in Section 1(a).

     "Series A Purchaser(s)" means each of the Purchasers identified on the Purchaser Schedule as purchasers of Series A Notes.

     "Shelf Notes" is defined in Section 1(b).

                                   Schedule B

     "Source" is defined in Section 6.2.

     "Structuring Fee" is defined in Section 2(c)(i).

     "Subsidiary" means, as to any Person, any corporation, partnership, limited liability company, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "Substantial Portion" is defined in Section 10.6(c)(iii).

     "Successor Corporation" is defined in Section 10.5(c)(i).

     "Swaps" means, with respect to any Person, payment obligations with respect to interest rate swaps, currency swaps and similar obligations obligating such Person to make payments, whether periodically or upon the happening of a contingency. For the purposes of this Agreement, the amount of the obligation under any Swap shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such Swap had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such Swap provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligation shall be the net amount so determined.

     "Transfer" is defined in Section 10.6(c)(iv).

     "Voting Stock" means, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

     "Weighted Average Life to Maturity" means, with respect to the Shelf Notes, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (i) the principal component of each scheduled payment with respect to each Shelf Note by (ii) the number of years (calculated to the nearest one-twelfth year) that will elapse until the due date of such scheduled principal payment with respect to such Shelf Note, by (b) the then aggregate outstanding principal amount of the Shelf Notes.

     "Wholly-Owned Subsidiary" means, at any time, any Subsidiary of which (a) 100% of the Capital Stock of such Subsidiary is beneficially owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time and (b) all of the legal title to


                                   Schedule B
such  Capital  Stock  (other than Capital
Stock held by third parties as may be required under the laws of any jurisdiction where such Subsidiary is organized or conducts business) is held by one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                   Schedule B
                                     Page 12

                                  SCHEDULE 5.15

                         EXISTING INDEBTEDNESS AND LIENS
                         -------------------------------


Excludes intercompany debt, which is consolidated in accordance with GAAP and does not include any amounts owed to third parties.


1. Indebtedness under the Credit Agreement of up to $450,000,000, which may be incurred by the Company, and those of its direct and indirect subsidiaries that are or become parties thereto (unsecured; $339,300,264 outstanding).

2. Guarantees provided by each of the Guarantors of the indebtedness described in Item 1 above (unsecured).

3. $60,000,000 6.90% Series A Senior Notes due 2008 issued by the Company to certain purchasers thereof (unsecured; $60,000,000 outstanding).

4. Guarantees provided by each of the Guarantors of the indebtedness described in Item 3 above (unsecured).

5. $40,000,000 7.05% Series B Senior Notes due 2010 issued by the Company to certain purchasers thereof (unsecured; $40,000,000 outstanding).

6. Guarantees provided by each of the Guarantors of the indebtedness described in Item 5 above (unsecured).

7. $40,000,000 6.15% Series C Senior Notes due 2009 issued by the Company to certain purchasers thereof (unsecured; $40,000,000 outstanding).

8. Guarantees provided by each of the Guarantors of the indebtedness described in Item 7 above (unsecured).

9. $60,000,000 6.56% Series D Senior Notes due 2012 issued by the Company to certain purchasers thereof (unsecured; $60,000,000 outstanding).

10. Guarantees provided by each of the Guarantors of the indebtedness described in Item 9 above (unsecured).

11. Y5,000,000,000 4.50% Loan due 2011 from American Family Life Assurance Company of Columbus, Japan Branch (unsecured; Y5,000,000,000 outstanding).

12. Guaranty provided by the Company of the indebtedness described in Item 11 above (unsecured).

                                  Schedule 5.15
                                     Page 1

13. $1,000,000 uncommitted line of credit provided to Tiffany-Brasil Ltda. by Banco ABN AMRO Real S.A. (unsecured; Zero outstanding).

14. Guaranty provided by the Company of the indebtedness described in Item 13 above (unsecured).

15. $1,000,000 uncommitted line of credit provided to Tiffany-Importacao e Commercio de Joias Ltda. by Banco ABN AMRO Real S.A. (unsecured; Zero outstanding).

16. Guaranty provided by the Company of the indebtedness described in Item 15 above (unsecured).

17. Forward exchange yen contracts, including those arising under that certain Foreign Exchange and Options Master Agreement dated as of March 28, 1997, by and between The Bank of New York and Tiffany and Company ("FEOMA-1") (unsecured) and that certain Foreign Exchange and Option Master Agreement dated as of March 28, 1997, by and between The Bank of New York and Tiffany & Co. International ("FEOMA-2") (unsecured). There is no outstanding obligation on such Indebtedness as of the Series A Closing Day.

18. Guaranty provided by Tiffany & Co. International of the indebtedness arising under FEOMA-1 (unsecured). There is no outstanding obligation on such Indebtedness as of the Series A Closing Day.

19.  Guaranty provided by Tiffany and Company of the indebtedness  arising under
     FEOMA-2   (unsecured).   There  is  no   outstanding   obligation  on  such
     Indebtedness as of the Series A Closing Day.

20. Y15,000,000,000 2.02% First Series Yen Bonds due 2010 issued by Tiffany & Co. Japan, Inc. to certain purchasers thereof (unsecured; Y15,000,000,000 outstanding).

21. Guaranty provided by the Company of the indebtedness described in Item 25 above (unsecured).

22. Master Swap Agreement dated as of July 18, 2002 and the Schedule to the Master Agreement dated as of July 18, 2002 between Tiffany & Co. and Lehman Brothers Special Financing Inc.

23. Guaranty provided by Tiffany & Co. International of the indebtedness arising from item 27 above.

24. Guaranty provided by Tiffany & Co. Japan Inc. of the indebtedness arising from item 27 above.

25.  Guaranty  provided by Tiffany and Company of the indebtedness  arising from item 27 above.

26. $40,000,000 Interest Rate Swap between Lehman Brothers Special Financing Inc, and Tiffany & Co. beginning July 18, 2002 and terminating July 18, 2009.

                                  Schedule 5.15
                                     Page 2

27. $60,000,000 Interest Rate Swap between Lehman Brothers Special Financing Inc. and Tiffany & Co. beginning July 18, 2002 and terminating July 19, 2012.

28. Y6,500,000,000 Standby Credit Facility expiring March 31, 2009 provided to Tiffany & Co. Japan, Inc. by Mizuho Bank Ltd. (unsecured; Y6,500,000,000 outstanding).

29. Guaranty provided by the Company of the indebtedness described in Item 33 above (unsecured).

30. RMB 71,000,000 Credit Line provided to Tiffany & Co. (Shanghai) Commercial Company Limited by Mizuho Corporate Bank (China) Ltd. (unsecured; RMB 62,000,000 outstanding).

31. Guaranty provided by the Company of the indebtedness described in Item 35 above (unsecured).

32. ZAR 10,000,000 Overdraft Line provided to Rand Precision Cut Diamonds (PTY) by Nedbank Limited (unsecured; ZAR 6,097,861 outstanding).

33. $50,000,000 Promissory Note due March 31, 2009 issued by the Company to ABN AMRO Bank, N.V. (unsecured; $50,000,000 outstanding).

34. E600,000 Guarantee Credit Facility provided to Tiffany and Company by Dresdner Bank AG (unsecured; zero balance outstanding).

35.  Various   letters  of  credit  issued  to   Subsidiaries   of  the  Company
     ($22,300,000 aggregate outstanding).

*Stated principal amounts outstanding are as of October 31, 2008 unless stated otherwise.

                                 Schedule 5.15
                                     Page 3

                                                                      Exhibit 1A



                             [FORM OF SERIES A NOTE]


                                  TIFFANY & CO.

                9.05% SERIES A SENIOR NOTE DUE DECEMBER 23, 2015

No. RA-[__]                                                         [__________]
$[________]                                                      PPN: 886547 B#4


     FOR VALUE RECEIVED, the undersigned, TIFFANY & CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [______________] DOLLARS ($[_________]) on December 23, 2015, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 9.05% per annum from the date hereof, payable quarterly on the 23rd day of March, June, September and December in each year, commencing on March 23, 2009, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 11.05% or (ii) 2.0% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank (or its successor) at its headquarters as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

     This Note is one of a series of the 9.05% Series A Senior Notes due December 23, 2015 (herein called the "Notes") of the Company in the aggregate principal amount of $100,000,000 issued pursuant to that certain Note Purchase and Private Shelf Agreement, dated as of December 23, 2008, (as from time to time amended, the "Note Agreement"), between the Company and the respective purchasers named therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Agreement. Capitalized terms used herein, unless otherwise specified herein, shall have the respective meanings specified in the Note Agreement.

     This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is not a "negotiable instrument" within the meaning of S3-104 of the Uniform Commercial Code as adopted in the State of New York.


                                   Exhibit 1A

     This Note and the holder hereof are entitled, equally and ratably with the holders of all other Notes, to the benefits provided by the Guaranty Agreement, as to which reference is hereby made for the statement thereof.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise.

     If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

     THIS NOTE AND THE NOTE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                                   TIFFANY & CO.


                                                   By __________________________
                                                   Name:
                                                   Title:

                                   Exhibit 1A
                                     Page 2

                                                                      EXHIBIT 1B

                              [FORM OF SHELF NOTE]


                                  TIFFANY & CO.

                 [___]% SERIES [__] SENIOR NOTE DUE [__________]


NO. ___
CURRENCY:
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL PREPAYMENT DATES AND AMOUNTS:
PPN:

     FOR VALUE RECEIVED, the undersigned, TIFFANY & CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [________________], or registered assigns, the principal sum of [______________] DOLLARS ($[_________]) on [on the final maturity date specified above] [, payable on the principal prepayment dates and in the amounts specified above, and on the final maturity date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year [of twelve 30-day months] [and actual days elapsed]) (a) on the unpaid balance thereof at the interest rate per annum specified above, payable on each interest payment date specified above and on the final maturity date specified above, commencing with the interest payment date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Agreement referred to below), payable [quarterly] [semiannually] as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) [___]% or (ii) 2.0% over the rate of interest publicly announced from time to time by JPMorgan Chase Bank (or its successor) at its headquarters as its "base" or "prime" rate.

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the address shown in the register maintained by the Company for such purpose or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Agreement referred to below.

     This Note is one of a series of the [___]%  Series  [__]  Senior  Notes due
[__________] (herein called the "Notes") of the Company in the aggregate principal amount of $[__________] issued pursuant to that certain Note Purchase and Private Shelf Agreement, dated as of December 23, 2008, (as from time to time amended, the "Note Agreement"), between the Company and the respective purchasers named therein. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Agreement and (ii) to have made the representation set forth in Section 6.2 of the Note Agreement. Capitalized terms used herein, unless otherwise specified herein, shall have the respective meanings specified in the Note Agreement.

                                   Exhibit 1B
                                     Page 1

     This Note is a registered Note and, as provided in the Note Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary. This Note is not a "negotiable instrument" within the meaning of S3-104 of the Uniform Commercial Code as adopted in the State of New York.

     This Note and the holder hereof are entitled, equally and ratably with the holders of all other Notes, to the benefits provided by the Guaranty Agreement, as to which reference is hereby made for the statement thereof.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Agreement, but not otherwise. The Company will make required prepayments of principal in the amounts and on the dates as set forth above.

     If an Event of Default, as defined in the Note Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Agreement.

     THIS NOTE AND THE NOTE AGREEMENT ARE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.


                                                   TIFFANY & CO.


                                                   By __________________________
                                                   Name:
                                                   Title:

                                   Exhibit 1B

                                                                  EXHIBIT 4.6(a)

                           FORM OF GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT, dated as of December 23, 2008 (as amended or restated from time to time, this "Guaranty"), by Tiffany and Company, a New York corporation, Tiffany & Co. International, a Delaware corporation and Tiffany & Co. Japan Inc., a Delaware corporation (together with their respective successors and assigns, the "Guarantors") is in favor of each of the Noteholders (as such term is hereinafter defined).

1.   PRELIMINARY STATEMENT

          (a) Tiffany & Co., a Delaware corporation (together with its successors and assigns, the "Company"), has authorized the issuance of its
     (i) 9.05% Series A Senior Notes due December 23, 2015 in the aggregate principal amount of One Hundred Million Dollars ($100,000,000) (the "Series A Notes") and (ii) additional senior promissory notes in the aggregate principal amount of Fifty Million Dollars ($50,000,000) (the "Shelf Notes" and together with the Series A Notes, collectively, and as may be amended or restated from time to time, the "Notes"), pursuant to a Note Purchase and Private Shelf Agreement, of even date herewith (as may be amended or restated from time to time, the "Note Purchase Agreement'), between the Company and, with respect to the Series A Notes, the respective purchasers listed on Schedule A attached thereto (the "Series A Purchasers") and, with respect to any Accepted Note, the respective purchasers listed on the Purchaser Schedule attached to the applicable Confirmation of Acceptance (the "Shelf Note Purchasers" and, together with the Series A Purchasers, the "Purchasers").

          (b) In order to induce the Purchasers to purchase the Notes from the Company, the Company has agreed that it will cause each Guarantor to guaranty unconditionally all of the obligations of the Company to pay principal of and interest and Make-Whole Amount on the Notes and all other amounts payable by the Company under the terms of the Notes and the Note Purchase Agreement pursuant to the terms and provisions hereof.

          (c) Each Guarantor and the Company are operated as part of one combined business group and are directly dependent upon each other for and in connection with their respective business activities and their respective financial resources. Each Guarantor will receive direct and indirect economic, financial and other benefits from the indebtedness incurred under the Note Purchase Agreement and the Notes by the Company, and under this Guaranty by each Guarantor, and the incurrence of such indebtedness is in the best interests of each Guarantor. The Company and each Guarantor have induced the Purchasers to purchase the Notes based on the consolidated financial condition of each Guarantor and the Company.

          (d) All acts and proceedings required by law and by the certificate of incorporation and bylaws of each Guarantor necessary to constitute this Guaranty a valid and binding agreement for the uses and purposes set forth herein in accordance with its terms have been done and taken, and the execution and delivery hereof has been in all respects duly authorized.

                                 Exhibit 4.6(a)
                                     Page 1

2.   GUARANTY AND OTHER RIGHTS AND UNDERTAKINGS


     2.1. Guarantied Obligations.

     Each Guarantor, in consideration of the execution and delivery of the Note Purchase Agreement, the purchase of the Notes by the Purchasers and other consideration, hereby irrevocably, unconditionally, absolutely, jointly and severally guarantees, on a continuing basis, to each holder of Notes (each such holder being referred to herein as a "Noteholder" and, collectively, as the "Noteholders"), whether such Note has been issued, is being issued on the date hereof or is hereafter issued in compliance with the provisions of the Note Purchase Agreement, as and for each Guarantor's own debt, until final and indefeasible payment has been made in cash

          (a) the due and punctual payment of the principal of and accrued and unpaid interest (including, without limitation, interest which otherwise may cease to accrue by operation of any insolvency law, rule, regulation or interpretation thereof) and Make-Whole Amount, if any, and any other fees and expenses, on the Notes at any time outstanding and the due and punctual payment of all other amounts payable, and all other indebtedness owing, by the Company to the Noteholders under the Note Purchase Agreement and the Notes, in each case when and as the same shall become due and payable, whether at maturity, pursuant to optional prepayment, by acceleration or otherwise, all in accordance with the terms and provisions hereof and thereof, including, without limitation, overdue interest, indemnification payments and all reasonable costs and expenses incurred by the Noteholders in connection with enforcing any obligations of the Company under the Note Purchase Agreement and the Notes; it being the intent of each Guarantor that the guaranty set forth herein shall be a continuing guaranty of payment and not a guaranty of collection; and

          (b) the prompt and complete payment, on demand, of any and all reasonable costs and expenses incurred by the Noteholders in connection with enforcing the obligations of such Guarantor hereunder, including, without limitation, the reasonable fees and disbursements of the Noteholders' special counsel.

All of the obligations set forth in clauses (a) and (b) of this Section 2.1 are referred to herein as the "Guarantied Obligations" and the guaranty thereof contained herein is referred to herein as the "Unconditional Guaranty." The Unconditional Guaranty is a primary, original and immediate obligation of each Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and performance and shall remain in full force and effect until the full, final and indefeasible payment in cash of the Guarantied Obligations.

     2.2. Performance Under the Note Purchase Agreement.

                                 Exhibit 4.6(a)

In the event the Company fails to pay, perform. keep, observe, or fulfill any Guarantied Obligation specified in clause (a) of Section 2.1 in the manner provided in the Notes or in the Note Purchase Agreement, each Guarantor shall cause forthwith to be paid the moneys in respect of which such failure has occurred in accordance with the terms and provisions of the Note Purchase Agreement and the Notes. In furtherance of the foregoing, if an Event of Default shall exist, the Guarantied Obligations shall, in the manner and subject to the limitations provided in the Note Purchase Agreement for the acceleration of the Notes, forthwith become due and payable without notice, regardless of whether the acceleration of the Notes shall be stayed, enjoined, delayed or otherwise prevented.

     2.3. Releases.

     Each Guarantor consents and agrees that, without notice to or by any Guarantor and without impairing, releasing, abating, deferring, suspending, reducing, terminating or otherwise affecting the obligations of each Guarantor hereunder, each Noteholder, in the manner provided herein, by action or inaction, may:

          (a) compromise or settle, renew or extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not, enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Notes, the Note Purchase Agreement, any other guaranty thereof or agreement or instrument related thereto or hereto;

          (b) assign, sell or transfer, or otherwise dispose of, any one or more of the Notes;

          (c) grant waivers, extensions, consents and other indulgences to the Company or any other Guarantor or guarantors in respect of any one or more of the Notes, the Note Purchase Agreement, any other guaranty thereof or any agreement or instrument related thereto or hereto;

          (d) amend, modify or supplement in any manner and at any time (or from time to time) any one or more of the Notes, the Note Purchase Agreement, any other guaranty thereof or any agreement or instrument related hereto;

          (e) release or substitute any one or more of the endorsers or guarantors of the Guarantied Obligations whether parties hereto or not; and

          (f) sell, exchange, release, surrender or enforce, by action or inaction, any property at any time pledged or granted as security in respect of the Guarantied Obligations, whether so pledged or granted by the Company, each Guarantor or another guarantor of the Company's obligations under the Note Purchase Agreement, the Notes, any other guaranty thereof or any agreement or instrument related hereto.


                                 Exhibit 4.6(a)

     2.4. Waivers.

     To the fullest extent permitted by law, each Guarantor does hereby waive:

          (a) any notice of:

               (i) acceptance of the Unconditional Guaranty;

               (ii) any purchase of the Notes under the Note Purchase Agreement, or the creation, existence or acquisition of any of the Guarantied Obligations, or the amount of the Guarantied Obligations, subject to each Guarantor' rights to make inquiry of each Noteholder to ascertain the amount of the Guarantied Obligations owing to such Noteholder at any reasonable time;

               (iii) any adverse change in the financial condition of the Company or any other fact that might increase, expand or affect each Guarantor's risk hereunder;

               (iv) presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument;

               (v) any Default or Event of Default; and

               (vi) any notice or demand of any kind or nature whatsoever to which each Guarantor might otherwise be entitled (except if such notice or demand is specifically otherwise required to be given to such Guarantor pursuant to the terms of this Guaranty);

          (b) any right, by statute or otherwise, to require any Noteholder to institute suit against the Company or any other guarantor or to exhaust the rights and remedies of any Noteholder against the Company or any other guarantor, each Guarantor being bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to the Noteholders by each Guarantor;

          (c) the benefit of any stay (except in connection with a pending appeal), valuation, appraisal, redemption or extension law now or at any time hereafter in force which, but for this waiver, might be applicable to any sale of property of any Guarantor made under any judgment, order or decree based on this Guaranty, and each Guarantor covenants that it will not at any time insist upon or plead, or in any manner claim or take the benefit or advantage of, such law; and

          (d) any defense or objection to the absolute, primary, continuing nature, or the validity, enforceability or amount of the Unconditional Guaranty, including, without limitation, any defense based on (and the primary, continuing nature, and the validity, enforceability and amount of the Unconditional Guaranty shall be unaffected by), any of the following:

                                 Exhibit 4.6(a)

               (i) any change in future conditions;

               (ii) any change of law;

               (iii) any invalidity or irregularity with respect to the issuance or assumption of any obligations (including, without limitation, the Note Purchase Agreement, the Notes or any agreement or instrument related hereto) by the Company or any other Person;

               (iv) the execution and delivery of any agreement at any time hereafter (including, without limitation, the Note Purchase Agreement, the Notes or any agreement or instrument related hereto) of the Company or any other Person;

               (v) the genuineness, validity, regularity or enforceability of any of the Guarantied Obligations;

               (vi) any default, failure or delay, willful or otherwise, in the performance of any obligations by the Company or any Guarantor;

               (vii) any creditors'  rights,  bankruptcy,  receivership or other insolvency proceeding of the Company or any Guarantor, or sequestration or seizure of any property of the Company or any Guarantor, or any merger, consolidation, reorganization, dissolution, liquidation or winding up or change in corporate constitution or corporate identity or loss of corporate identity of the Company or any Guarantor;

               (viii) any disability or other defense of the Company or any Guarantor to payment and performance of all Guarantied Obligations other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid in cash;

               (ix) the cessation from any cause whatsoever of the liability of the Company or any Guarantor in respect of the Guarantied Obligations (other than as provided herein), and any other defense that any Guarantor may otherwise have against the Company or any Noteholder;

               (x) impossibility or illegality of performance on the part of the Company or any Guarantor under the Note Purchase Agreement, the Notes or this Guaranty;

                                 Exhibit 4.6(a)
                                     Page 5

               (xi) any change of the circumstances of the Company, any Guarantor or any other Person, whether or not foreseen or foreseeable, whether or not imputable to the Company or any Guarantor, including, without limitation, impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, economic or political conditions, or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any Guarantor and whether or not of the kind hereinbefore specified;

               (xii) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges, Liens or encumbrances of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under the Note Purchase Agreement or the Notes or any agreement or instrument related hereto so that such sums would be rendered inadequate or would be unavailable to make the payment as herein provided;

               (xiii) any change in the ownership of the equity securities of the Company, any Guarantor or any other Person liable in respect of the Notes; or

               (xiv) any other action, happening, event or reason whatsoever that shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Company or any Guarantor of any of their obligations under the Note Purchase Agreement, the Notes or this Guaranty.

     2.5. Certain Waivers of Subrogation, Reimbursement and Indemnity.

     Each Guarantor hereby acknowledges and agrees that:

          (a) no Guarantor shall have any right of subrogation, contribution, reimbursement, or indemnity whatsoever in respect of the Guarantied Obligations, and no right of recourse to or with respect to any assets or property of the Company;

          (b) no Guarantor will file any claims against the Company or the estate of the Company in the course of any proceeding under any applicable bankruptcy or insolvency law in respect of the rights referred to in this
     Section 2.5; and

          (c) each holder of Notes may specifically enforce the provisions of this Section.

     2.6. Indemnity.


                                 Exhibit 4.6(a)
                                     Page 6

     As a separate, additional and continuing obligation, each Guarantor unconditionally and irrevocably undertakes and agrees with the Noteholders that, should the Guarantied Obligations not be recoverable from any Guarantor for any reason whatsoever (including, without limitation, by reason of any provision of the Note Purchase Agreement, the Notes or any other agreement or instrument executed in connection therewith being or becoming void, unenforceable or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by any Noteholder at any time, each Guarantor as sole, original and independent obligor, upon demand by the Noteholders, will make payment of the Guarantied Obligations to the Noteholders by way of a full indemnity in such currency and otherwise in such manner as is provided in the Note Purchase Agreement and the Notes.


     2.7. Invalid Payments.

     Each Guarantor further agrees that, to the extent the Company makes a payment or payments to any Noteholder, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required, for any of the foregoing reasons or for any other reason, to be repaid or paid over to a custodian, trustee, receiver or any other party or officer under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, state or federal law, or any common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made and each Guarantor shall be primarily liable for such obligation.

     2.8. Marshaling.

     Each Guarantor consents and agrees that each Noteholder, and each Person acting for the benefit of each Noteholder, shall be under no obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Guarantied Obligations.

     2.9. Subordination, Subrogation, Etc.

     Each Guarantor agrees that any present or future indebtedness, obligations or liabilities of the Company to any Guarantor shall be fully subordinate and junior in right and priority of payment to any present or future indebtedness, obligations or liabilities of the Company to the Noteholders. Each Guarantor waives any right of subrogation to the rights of the Noteholders against the Company or any other Person obligated for payment of the Guarantied Obligations and any right of reimbursement, contribution or indemnity whatsoever (including, without limitation, any such right as against any other guarantor) arising or accruing out of any payment that any Guarantor may make pursuant to this Guaranty, and any right of recourse to security for the debts and obligations of the Company, unless and until the entire amount of the Guarantied Obligations shall have been paid in full.

     2.10. Subordination of Affiliate Obligations.

                                 Exhibit 4.6(a)
                                     Page 7

     In the event that, for any reason whatsoever, the Company or a Person obligated in respect of the Guarantied Obligations pursuant to another guaranty, is now or hereafter becomes indebted to any Guarantor in any manner (an "Affiliate Obligation"), such Guarantor agrees that the amount of such Affiliate Obligation, interest thereon, and all other amounts due with respect thereto, shall, at all times during the existence of a Default or an Event of Default, be subordinate as to time of payment and in all other respects to all the Guarantied Obligations, and that such Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to the Noteholders in respect of the Guarantied Obligations shall have been paid in full, except that such Guarantor may enforce any obligations in respect of any such Affiliate Obligation owing to such Guarantor from the Company or such indebted Person so long as all proceeds in respect of any recovery from such enforcement, to the extent of all amounts owing with respect to this Guaranty, shall be held by such Guarantor in trust for the benefit of the Noteholders. If any other payment, other than pursuant to the immediately preceding sentence, shall have been made to any Guarantor by the Company or such indebted Person on any such Affiliate Obligation during any time that a Default or an Event of Default exists and there are Guarantied Obligations outstanding, such Guarantor shall hold in trust all such payments, to the extent of all amounts owing with respect to this Guaranty, for the benefit of the Noteholders.

     2.11. Set-off, Counterclaim or Other Deductions.

     Except as otherwise required by law, each payment by any Guarantor shall be made without set-off, counterclaim or other deduction.

     2.12. Election by Guarantors to Perform Obligations.

     Any election by any Guarantor to pay or otherwise perform any of the obligations of the Company under the Notes, the Note Purchase Agreement or any agreement or instrument related hereto shall not release the Company, such Guarantor or any other guarantor from such obligations or any of such Person's other obligations under the Notes, the Note Purchase Agreement or any agreement or instrument related hereto.

     2.13. No Election of Remedies by Noteholders.

     Each Noteholder shall, individually or collectively, have the right to seek recourse against any Guarantor to the fullest extent provided for herein for such Guarantor's obligations under this Guaranty in respect of the Guarantied Obligations. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of such Noteholder's right to proceed in any other form of action or proceeding or against other parties unless such Noteholder has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by any Noteholder against the Company or any Guarantor under any document or instrument evidencing obligations of the Company or any Guarantor to such Noteholder shall serve to diminish the liability of any Guarantor under this Guaranty, except to the extent that such Noteholder finally and unconditionally shall have realized payment by such action or proceeding.

     2.14. Separate Action; Other Enforcement Rights.

                                 Exhibit 4.6(a)
                                     Page 8

     Each of the rights and remedies granted under this Guaranty to each Noteholder in respect of the Notes held by such Noteholder may be exercised by such Noteholder with notice by such Noteholder to, but without the consent of or any other action by, any other Noteholder; provided, however, that the maturity of the Notes may only be accelerated in accordance with the provisions of the Note Purchase Agreement or operation of law. Each Noteholder may proceed to protect and enforce the Unconditional Guaranty by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement contained herein or in execution or aid of any power herein granted or for the recovery of judgment for the obligations hereby guarantied or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     2.15. Noteholder Set-off.

     Each Noteholder shall have, to the fullest extent permitted by law and this Guaranty, a right of set-off against any and all credits and any and all other property of any or all of the Guarantors or any other Person, now or at any time whatsoever, with or in the possession of, such Noteholder, or anyone acting for such Noteholder, to ensure the full performance of any and all obligations of each Guarantor hereunder.

     2.16. Delay or Omission; No Waiver.

     No course of dealing on the part of any Noteholder and no delay or failure on the part of any such Person to exercise any right hereunder shall impair such right or operate as a waiver of such right or otherwise prejudice such Person's rights, powers and remedies hereunder. Every right and remedy given by the Unconditional Guaranty or by law to any Noteholder may be exercised from time to time as often as may be deemed expedient by such Person.

     2.17. Restoration of Rights and Remedies.


     If any Noteholder shall have instituted any proceeding to enforce any right or remedy under the Unconditional Guaranty or under any Note held by such Noteholder, and such proceeding shall have been dismissed, discontinued or abandoned for any reason, or shall have been determined adversely to such Noteholder, then and in every such case each such Noteholder, the Company and each Guarantor shall, except as may be limited or affected by any determination (including, without limitation, any determination in connection with any such dismissal) in such proceeding, be restored severally and respectively to its respective former positions hereunder and thereunder, and thereafter, subject as aforesaid, the rights and remedies of such Noteholders shall continue as though no such proceeding had been instituted.


     2.18. Cumulative Remedies.

                                 Exhibit 4.6(a)
                                     Page 9

     No remedy under this Guaranty, the Note Purchase Agreement or the Notes is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given pursuant to this Guaranty, the Note Purchase Agreement or the Notes.

     2.19. Notices in Respect of Payments.

     If any Guarantor shall pay to any Noteholder any amount in respect of the Guarantied Obligations, such Guarantor, within five (5) Business Days after making such payment, shall provide notice of such payment to each other Noteholder.

     2.20. Limitation on Guarantied Obligation.

     Notwithstanding anything in Section 2.1 or elsewhere in this Guaranty, the Note Purchase Agreement or the Notes to the contrary, the obligations of each Guarantor hereunder shall at each point in time be limited to an aggregate amount equal to the greatest amount that would not result in such obligations being subject to avoidance, or otherwise result in such obligations being unenforceable, at such time under applicable law (including, without limitation, to the extent, and only to the extent, applicable to each Guarantor, Section 548 of the Bankruptcy Code of the United States of America and any comparable provisions of the law of any other jurisdiction, any capital preservation law of any jurisdiction and any other law of any jurisdiction that at such time limits the enforceability of the obligations of such Guarantor hereunder).

     2.21. Confirmation of Guaranty.

     Promptly following the request of any holder of Notes in connection with any issuance of additional Notes pursuant to the terms of the Note Purchase Agreement, each Guarantor agrees to confirm in writing that the Unconditional Guaranty hereunder extends to the obligations of the Company evidenced by such newly issued Notes, and that such Notes are Guarantied Obligations hereunder.

3.   INTERPRETATION OF THIS GUARANTY


     3.1. Terms Defined.

     For purposes of this Guaranty, the following terms have the meanings specified below or provided for in the Section of this Guaranty referred to immediately following such term (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Capitalized terms used herein and not otherwise defined herein have the meaning specified in the Note Purchase Agreement.

     Affiliate Obligation -- Section 2.10.

     Company -- Section 1(a).

     Guarantied Obligations -- Section 2.1.

                                 Exhibit 4.6(a)

     Guarantors -- has the meaning assigned to such term in the introductory paragraph hereof.

     Note Purchase Agreement -- Section 1(a).

     Noteholder -- Section 2.1.

     Notes -- Section 1(a).

     Person -- means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     Purchasers -- Section 1(a).

     Series A Notes --Section 1(a).

     Series A Purchasers -- Section 1(a).

     Shelf Note Purchasers -- Section 1(a).

     Shelf Notes -- Section 1(a).

     Unconditional Guaranty -- Section 2.1.

     3.2. Section Headings and Construction.

          (a) Section Headings, etc. The titles of the Sections appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Guaranty as a whole and not to any particular Section or other subdivision.

          (b) Construction. Each covenant contained herein shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained herein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

4.   WARRANTIES AND REPRESENTATIONS

     Guarantors warrant and represent, as of the date hereof, that each of the warranties and representations made by the Company in Section 5 of the Note Purchase Agreement with respect to each Guarantor are true with respect to each Guarantor on the date hereof.

                                 Exhibit 4.6(a)
                                     Page 11

5.   GENERAL COVENANTS



     Each Guarantor covenants and agrees that on and after the date hereof and so long as any of the Guarantied Obligations shall be outstanding:


     5.1. Undertakings in the Note Purchase Agreement.


     Each Guarantor will comply with each of the undertakings of the Company in the Note Purchase Agreement in respect of which the Company undertakes to cause such Guarantor to comply with such undertakings, as if such undertakings (as they apply to the Guarantors) were set forth at length herein as the undertakings of such Guarantor.


     5.2. Payment of Notes and Maintenance of Offices.

     Each Guarantor will punctually pay, or cause to be paid, all of the Guarantied Obligations when due and all other payment obligations required of it hereunder and will maintain an office at its address as set forth pursuant to
Section 6.3 where notices, presentations and demands in respect of this Guaranty may be made upon it. Such office will be maintained at such address until such time as such Guarantor shall notify the Noteholders of any change of location of such office.

     5.3. Further Assurances.

     Each Guarantor will cooperate with the Noteholders and execute such further instruments and documents as the Noteholders shall reasonably request to carry out, to the reasonable satisfaction of the Noteholders, the transactions contemplated by the Note Purchase Agreement, the Notes and this Guaranty.

6.   MISCELLANEOUS


6.1. Successors and Assigns.

          (a) Whenever any Guarantor or any of the parties to the Note Purchase Agreement is referred to, such reference shall be deemed to include the successors and assigns of such party, and all the covenants, promises and agreements contained in this Guaranty by or on behalf of such Guarantor shall bind the successors and assigns of such Guarantor and shall inure to the benefit of each of the Noteholders from time to time whether so expressed or not and whether or not an assignment of the rights hereunder shall have been delivered in connection with any assignment or other transfer of Notes.

                                 Exhibit 4.6(a)
                                     Page 12

          (b) Each Guarantor agrees to take such action as may be reasonably requested by any Noteholder in connection with the purchase by such Noteholder or the transfer of the Notes of such Noteholder in accordance with the requirements of the Note Purchase Agreement in connection with providing an executed copy of this Guaranty to the new Noteholder or Noteholders of such Notes; provided, however, that no additional obligations of such Guarantor shall thereby be created (beyond what is provided by this Guaranty).

     6.2. Partial Invalidity.

     The  unenforceability  or invalidity of any provision or provisions  hereof
shall  not  render  any  other   provision  or   provisions   contained   herein
unenforceable or invalid.

6.3. Communications.

     All communications hereunder shall be in writing, shall be delivered in the manner required by the Note Purchase Agreement, and shall be addressed, if to any Guarantor, at the applicable address set forth on Annex 1 hereto, and if to any of the Noteholders:

          (a) if such Noteholder is a Purchaser, at the address for such Noteholder set forth on Schedule A to the Note Purchase Agreement (in the case of a Series A Purchaser) or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of a Shelf Note Purchaser), and further including any parties referred to on such schedules (which are required to receive notices in addition to such Noteholder, and

          (b) if such Noteholder is not a Purchaser, at the address for such Noteholder set forth in the register for the registration and transfer of Notes maintained pursuant to Section 13.1 of the Note Purchase Agreement, or to any such party at such other address as such party may designate by notice duly given in accordance with this Section 6.3. Notices shall be deemed given only when actually received.

     6.4. Governing Law.

          THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     6.5. Effective Date.

                                 Exhibit 4.6(a)
                                     Page 13

     This Guaranty shall be effective as of the date first written above.

     6.6. Benefits of Guaranty Restricted to Noteholders.

          Nothing express or implied in this Guaranty is intended or shall be construed to give to any Person other than each Guarantor and the Noteholders any legal or equitable right, remedy or claim under or in respect hereof or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of each Guarantor and the Noteholders.

     6.7. Survival of Representations and Warranties.

          All representations and warranties contained herein or made in writing by each Guarantor in connection herewith shall survive the execution and delivery hereof.

     6.8. Expenses.

               (a) Each Guarantor shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Noteholders in connection with the consideration, negotiation, preparation or execution of any amendments, waivers, consents, standstill agreements and other similar agreements with respect hereto (whether or not any such amendments, waivers, consents, standstill agreements or other similar agreements are executed).

               (b) At any time when any of the Company or the Guarantors and the Noteholders are conducting restructuring or workout negotiations in respect hereof, or a Default or Event of Default exists, each Guarantor shall pay when billed the reasonable costs and expenses (including reasonable attorneys' fees of one firm of attorneys and the reasonable fees of one firm of professional advisors) incurred by the Noteholders in connection with the assessment, analysis or enforcement of any rights or remedies that are or may be available to the Noteholders.

               (c) If each Guarantor shall fail to pay when due any principal of, or interest on, or any other amount due in respect of any Note, each Guarantor shall pay to each Noteholder, to the extent permitted by law, such amounts as shall be sufficient to cover the costs and expenses, including but not limited to reasonable attorneys' fees, incurred by such Noteholder in collecting any sums due on the Notes.

     6.9. Amendment.

          This Guaranty may be amended only in a writing executed by each Guarantor and each Noteholder.

                                 Exhibit 4.6(a)
                                     Page 14

     6.10. Survival.

          So long as the Guarantied Obligations and all payment obligations of each Guarantor hereunder shall not have been fully and finally performed and indefeasibly paid, the obligations of each Guarantor hereunder shall survive the transfer and payment of any Note and the payment in full of all the Notes.

     6.11. Entire Agreement.

          This Guaranty constitutes the final written expression of all of the terms hereof and is a complete and exclusive statement of those terms.

     6.12. Duplicate Originals.


          Two or more duplicate counterpart originals hereof may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.


          6.13. Waiver of Jury Trial; Consent to Jurisdiction; Etc.

               (a) Waiver of Jury Trial. THE PARTIES HERETO VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY.

               (b)  Consent  to  Jurisdiction.  ANY SUIT,  ACTION OR  PROCEEDING
          ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OF THE DOCUMENTS, AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH UNDER THIS GUARANTY OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY MAY BE BROUGHT BY SUCH PARTY IN ANY FEDERAL DISTRICT COURT LOCATED IN NEW YORK CITY, NEW YORK, OR ANY NEW YORK STATE COURT LOCATED IN NEW YORK CITY, NEW YORK AS SUCH PARTY MAY IN ITS SOLE DISCRETION ELECT, AND BY THE EXECUTION AND DELIVERY OF THIS GUARANTY, THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE NON-EXCLUSIVE IN PERSONAM JURISDICTION OF EACH SUCH COURT, AND EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES AND AGREES NOT TO ASSERT IN ANY PROCEEDING BEFORE ANY TRIBUNAL, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, ANY CLAIM THAT IT IS NOT SUBJECT TO THE IN PERSONAM JURISDICTION OF ANY SUCH COURT IN ADDITION, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY BROUGHT IN ANY SUCH COURT, AND HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                                 Exhibit 4.6(a)
                                     Page 15

               (c) Service of Process. EACH PARTY HERETO IRREVOCABLY AGREES THAT PROCESS PERSONALLY SERVED OR SERVED BY U.S. REGISTERED MAIL AT THE ADDRESSES PROVIDED HEREIN FOR NOTICES SHALL CONSTITUTE, TO THE EXTENT PERMITTED BY LAW, ADEQUATE SERVICE OF PROCESS IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY DOCUMENT, AGREEMENT OR TRANSACTION CONTEMPLATED HEREBY, OR ANY ACTION OR PROCEEDING TO EXECUTE OR OTHERWISE ENFORCE ANY JUDGMENT IN RESPECT OF ANY BREACH HEREUNDER OR UNDER ANY DOCUMENT OR AGREEMENT
          CONTEMPLATED HEREBY. RECEIPT OF PROCESS SO SERVED SHALL BE CONCLUSIVELY PRESUMED AS EVIDENCED BY A DELIVERY RECEIPT FURNISHED BY THE UNITED STATES POSTAL SERVICE OR ANY COMMERCIAL DELIVERY SERVICE.

               (d) Other Forums. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF NOTES TO SERVE ANY WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW OR TO OBTAIN JURISDICTION OVER ANY GUARANTOR IN SUCH OTHER JURISDICTION, AND IN SUCH OTHER MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.




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                                 Exhibit 4.6(a)
                                     Page 16

               IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed on each Guarantor's behalf by a duly authorized officer of each such Guarantor.


                                            TIFFANY AND COMPANY


                                            By: ___________________________
                                            Name:
                                            Title:


                                            TIFFANY & CO. INTERNATIONAL


                                            By: ___________________________
                                            Name:
                                            Title:


                                            TIFFANY & CO. JAPAN INC.


                                            By: ___________________________
                                            Name:
                                            Title:



                              Exhibit 4.6(a) - 17

                                     ANNEX 1

                             ADDRESSES OF GUARANTORS


Tiffany and Company
c/o Tiffany & Co.
727 Fifth Avenue
New York, New York 10022

Attn:    Chief Financial Officer
Fax:     (212) 230-5336


Tiffany & Co. International
c/o Tiffany & Co.
727 Fifth Avenue
New York, New York 10022

Attn:    Chief Financial Officer
Fax:     (212) 230-5336


Tiffany & Co. Japan Inc.
c/o Tiffany & Co.
727 Fifth Avenue
New York, New York 10022

Attn:    Chief Financial Officer
Fax:     (212) 230-5336



                                 Exhibit 4.6(a)
                                     Page 18